Exhibit 99.2

Statistical Supplement Package

(unaudited)

Second Quarter 2010

Ameriprise Financial, Inc.

Statistical Supplement Information

Statistical Supplement Package

(unaudited)

Second Quarter 2010

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Second Quarter 2010

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) has revised the presentation in this statistical supplement to improve the transparency of its business results. In June 2009, the Financial Accounting Standards Board updated the accounting standards related to the required consolidation of certain variable interest entities (“VIEs”). The Company adopted the accounting standard effective January 1, 2010 and recorded a cumulative change in accounting principle resulting in an increase to appropriated retained earnings of consolidated investment entities of $473 million and consolidation of approximately $5.5 billion of client assets and $5.1 billion of liabilities in VIEs onto its balance sheet that were not previously consolidated. Management views the VIE assets as client assets and the liabilities have recourse only to those assets. While the economics of this business have not changed, both the Ameriprise Financial income statement and balance sheet were impacted.  Prior to adoption, the Company consolidated certain property funds and hedge funds (formerly Consolidated Managed Funds). These entities and the VIEs consolidated as of January 1, 2010 are defined as Consolidated Investment Entities (“CIEs”).  The net income of the CIEs will be reflected in net income attributable to noncontrolling interests.

Management believes it is important to present the consolidated income statements excluding the CIEs to improve transparency into the underlying performance and economics of the Company’s ongoing operations. The CIEs have the following characteristics:

•                  They were formed on behalf of institutional investors to obtain a diversified investment portfolio and were not formed in order to obtain financing for Ameriprise Financial.

•                  Ameriprise Financial receives customary, industry standard management fees for the services it provides to these CIEs and has a fiduciary responsibility to maximize the investors’ returns.

•                  Ameriprise Financial does not have any obligation to provide financial support to the CIEs, does not provide any performance guarantees of the CIEs and has no obligation to absorb the investors’ losses.

•                  Management excludes the impact of consolidating the CIEs on assets, liabilities, pretax income and equity for setting the Company’s financial performance targets and annual incentive award compensation targets.

The table below presents selected balances and metrics for the three months ended June 30, 2010 that identify the impacts from the consolidation of the CIEs.

			Net Income
	Net	Pretax	Attributable to	Earnings per	Return on Equity
(in millions unless otherwise noted, unaudited)	Revenues	Income	Ameriprise Financial	Diluted Share	Excluding AOCI (1)

As Reported on a GAAP Basis	$2,577	$466	$259	$0.98	10.6%

GAAP Basis Excluding CIEs (2)	$2,386	$327	$259	$0.98	10.8%

Impact of the CIEs	$191	$139	$—	$—	(0.2)%

Page 6 of the statistical supplement presents the consolidated GAAP income statements, equity and related metrics, page 7 presents the CIEs’ impact to the income statements, equity and related metrics and page 8 presents the consolidated GAAP income statements and equity excluding CIEs and related metrics.

(1)             Return on equity is calculated using the trailing twelve months income in the numerator and shareholders’ equity less accumulated other comprehensive income, calculated using a five point average of quarter-end equity in the denominator.

(2)             See non-GAAP financial information on pages 38 and 48 - 49.

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Second Quarter 2010

On a GAAP basis, the consolidated income statement reflects the impact of the required consolidation of certain VIEs.  This impact is recorded in the Corporate & Other segment, along with the income statement impacts of certain property funds and hedge funds.  Prior to adoption of the new accounting standard, the income statement impacts from the certain property funds and hedge funds were reflected in the Asset Management segment.  Upon adoption of the new accounting standard, we reclassified this activity to the Corporate & Other segment for all periods presented.  The impacts from the new accounting standard together with the impacts from certain property funds and hedge funds are collectively referred to as the impact of the CIEs.

On a GAAP consolidated basis, management fees the Company earns for the services it provides to the CIEs and  related general and administrative expenses are eliminated and the changes in the assets and liabilities related to the CIEs, primarily debt and underlying bank loans, are reflected in net investment income.  In the consolidated income statements excluding the CIEs and in the Asset Management segment, the Company continues to show the fees in the management and financial advice fees line and eliminates the impact of changes in the CIEs’ assets and liabilities.

Management believes the exclusion of the impacts from consolidation of the CIEs, integration charges and realized gains/(losses) improves transparency into the underlying performance of the business.  Throughout this presentation, these measures are referred to as operating measures.

	Three Months ended June 30, 2010
	Advice & Wealth	Asset			Corporate
(in millions unless otherwise noted, unaudited)	Management	Management	Annuities	Protection	& Other	Consolidated

GAAP pretax income	$85	$56	$133	$135	$57	$466
Impact of the CIEs	—	—	—	—	139	139
GAAP pretax income (loss) excluding CIEs (1)	85	56	133	135	(82)	327
Integration charges	4	48	—	—	5	57
Realized (gains) losses	(1)	—	(4)	(1)	(1)	(7)
Pretax operating earnings (loss) (1)	$88	$104	$129	$134	$(78)	377
Income tax provision (2)						86
Operating earnings (1)						$291

(1)             See non-GAAP financial information on page 38.

(2)             Actual income tax provision plus the tax effect of the integration charges and realized gains (losses) calculated at the statutory tax rate of 35%

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$606	$689	$855	$774	$955	$1,160	$1,729	$349	58%	$569	49%	$181	23%
Distribution fees	351	367	391	391	453	662	844	102	29%	182	27%	62	16%
Net investment income	511	538	535	590	654	929	1,244	143	28%	315	34%	64	11%
Premiums	269	276	287	282	299	535	581	30	11%	46	9%	17	6%
Other revenues	175	109	229	255	236	384	491	61	35%	107	28%	(19)	(7)%
Total revenues	1,912	1,979	2,297	2,292	2,597	3,670	4,889	685	36%	1,219	33%	305	13%
Banking and deposit interest expense	38	33	28	21	20	80	41	(18)	(47)%	(39)	(49)%	(1)	(5)%
Total net revenues	1,874	1,946	2,269	2,271	2,577	3,590	4,848	703	38%	1,258	35%	306	13%

Expenses
Distribution expenses	432	462	504	525	621	816	1,146	189	44%	330	40%	96	18%
Interest credited to fixed accounts	237	232	229	228	231	442	459	(6)	(3)%	17	4%	3	1%
Benefits, claims, losses and settlement expenses	587	306	349	354	298	687	652	(289)	(49)%	(35)	(5)%	(56)	(16)%
Amortization of deferred acquisition costs	(125)	(64)	120	118	171	161	289	296	#	128	80%	53	45%
Interest and debt expense	28	45	28	64	74	54	138	46	#	84	#	10	16%
General and administrative expense	600	625	708	621	716	1,181	1,337	116	19%	156	13%	95	15%
Total expenses	1,759	1,606	1,938	1,910	2,111	3,341	4,021	352	20%	680	20%	201	11%

Pretax income	115	340	331	361	466	249	827	351	#	578	#	105	29%
Income tax provision	28	80	57	65	68	46	133	40	#	87	#	3	5%
Net income	87	260	274	296	398	203	694	311	#	491	#	102	34%
Less: Net income (loss) attributable to noncontrolling interests	(8)	—	37	82	139	(22)	221	147	#	243	#	57	70%
Net income attributable to Ameriprise Financial	$95	$260	$237	$214	$259	$225	$473	$164	#	$248	#	$45	21%

Earnings Per Share
Basic earnings per share	$0.41	$1.00	$0.92	$0.82	$0.99	$1.00	$1.81	$0.58	#	$0.81	81%	$0.17	21%
Earnings per diluted share	$0.41	$1.00	$0.90	$0.81	$0.98	$0.99	$1.78	$0.57	#	$0.79	80%	$0.17	21%

GAAP Metrics
Net revenue growth	(4.5)%	19.7%	70.0%	32.3%	37.5%	(9.2)%	35.0%
Return on equity excluding AOCI (1)	(2.8)%	1.5%	8.8%	9.3%	10.6%	(2.8)%	10.6%
Earnings per diluted share growth	(55.9)%	NM	NM	39.7%	139.0%	(43.4)%	79.8%
Pretax income margin	6.1%	17.5%	14.6%	15.9%	18.1%	6.9%	17.1%	12.0%		10.2%		2.2%
Net income attributable to Ameriprise Financial margin	5.1%	13.4%	10.4%	9.4%	10.1%	6.3%	9.8%	5.0%		3.5%		0.7%

Effective tax rate	24.3%	23.5%	17.2%	17.9%	14.6%	18.5%	16.1%	(9.7)%		(2.4)%		(3.3)%

Ameriprise Financial’s shareholders’ equity	$8,106	$9,045	$9,269	$10,104	$10,498	$8,106	$10,498	$2,392	30%	$2,392	30%	$394	4%
Ameriprise Financial’s shareholders’ equity excluding AOCI (1)	$8,492	$8,766	$9,004	$9,737	$9,891	$8,492	$9,891	$1,399	16%	$1,399	16%	$154	2%
Ameriprise Financial’s shareholders’ equity excluding AOCI / outstanding shares (1)	$32.76	$33.87	$34.78	$37.11	$38.49	$32.76	$38.49	$5.73	17%	$5.73	17%	$1.38	4%

Ameriprise Financial’s shareholders’ equity excluding AOCI - 5 point avg.	$7,757	$7,944	$8,208	$8,702	$9,178	$7,757	$9,178	$1,421	18%	$1,421	18%	$476	5%

(1)  See non-GAAP financial information on pages 38 and 51 - 52.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Investment Entities Income Statements

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q			YTD Chg - 2Q			Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%		Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$(1)	$—	$(1)	$(9)	$(10)	$(1)	$(19)	$(9)		#	$(18)		#	$(1)	(11)%
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	1	(1)	1	79	155	2	234	154		#	232		#	76	96%
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	(7)	4	43	57	46	(19)	103	53		#	122		#	(11)	(19)%
Total revenues	(7)	3	43	127	191	(18)	318	198		#	336		#	64	50%
Banking and deposit interest expense	1	1	3	—	—	2	—	(1)		#	(2)		#	—	—
Total net revenues	(8)	2	40	127	191	(20)	318	199		#	338		#	64	50%

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	—	—	—	40	45	—	85	45	—		85	—		5	13%
General and administrative expense	—	2	3	5	7	2	12	7	—		10		#	2	40%
Total expenses	—	2	3	45	52	2	97	52	—		95		#	7	16%

Pretax income (loss)	(8)	—	37	82	139	(22)	221	147		#	243		#	57	70%
Income tax provision	—	—	—	—	—	—	—	—	—		—	—		—	—
Net income (loss)	(8)	—	37	82	139	(22)	221	147			243			57	70%
Less: Net income (loss) attributable to noncontrolling interests	(8)	—	37	82	139	(22)	221	147		#	243		#	57	70%

Net income (loss) attributable to CIEs	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—

Earnings (Loss) Per Share - Consolidated Investment Entities
Basic earnings (loss) per share	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Earnings (loss) per diluted share	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—

Consolidated Investment Entities Metrics
Net revenue growth	(0.2)%	1.2%	6.6%	8.2%	10.7%	(0.3)%	9.5%
Return on equity excluding AOCI (1)	—	—	—	(0.1)%	(0.2)%	—	(0.2)%
Earnings per diluted share growth	—	NM	NM	—	—	—	—
Pretax income (loss) margin	(0.4)%	—	1.4%	2.9%	4.4%	(0.6)%	3.7%	4.8%			4.3%			1.5%
Net income (loss) attributable to CIEs margin	0.1%	—	(0.2)%	(0.6)%	(0.8)%	0.1%	(0.6)%	(0.9)%			(0.7)%			(0.2)%

Shareholders’ equity	$—	$—	$—	$482	$596	$—	$596	$596	—		$596	—		$114	24%
Shareholders’ equity excluding AOCI	$—	$—	$—	$508	$620	$—	$620	$620	—		$620	—		$112	22%
Shareholders’ equity excluding AOCI / outstanding shares	$—	$—	$—	$1.94	$2.42	$—	$2.42	$2.42	—		$2.42	—		$0.48	25%

Shareholders’ equity excluding AOCI - 5 point ave.	$—	$—	$—	$101	$226	$—	$226	$226	—		$226	—		$125	#

(1) See non-GAAP financial information on page 38.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements Excluding Consolidated Investment Entities

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$607	$689	$856	$783	$965	$1,161	$1,748	$358	59%	$587	51%	$182	23%
Distribution fees	351	367	391	391	453	662	844	102	29%	182	27%	62	16%
Net investment income	510	539	534	511	499	927	1,010	(11)	(2)%	83	9%	(12)	(2)%
Premiums	269	276	287	282	299	535	581	30	11%	46	9%	17	6%
Other revenues	182	105	186	198	190	403	388	8	4%	(15)	(4)%	(8)	(4)%
Total revenues	1,919	1,976	2,254	2,165	2,406	3,688	4,571	487	25%	883	24%	241	11%
Banking and deposit interest expense	37	32	25	21	20	78	41	(17)	(46)%	(37)	(47)%	(1)	(5)%
Total net revenues	1,882	1,944	2,229	2,144	2,386	3,610	4,530	504	27%	920	25%	242	11%

Expenses
Distribution expenses	432	462	504	525	621	816	1,146	189	44%	330	40%	96	18%
Interest credited to fixed accounts	237	232	229	228	231	442	459	(6)	(3)%	17	4%	3	1%
Benefits, claims, losses and settlement expenses	587	306	349	354	298	687	652	(289)	(49)%	(35)	(5)%	(56)	(16)%
Amortization of deferred acquisition costs	(125)	(64)	120	118	171	161	289	296	#	128	80%	53	45%
Interest and debt expense	28	45	28	24	29	54	53	1	4%	(1)	(2)%	5	21%
General and administrative expense	600	623	705	616	709	1,179	1,325	109	18%	146	12%	93	15%
Total expenses	1,759	1,604	1,935	1,865	2,059	3,339	3,924	300	17%	585	18%	194	10%

Pretax income	123	340	294	279	327	271	606	204	#	335	#	48	17%
Income tax provision	28	80	57	65	68	46	133	40	#	87	#	3	5%
Net income	95	260	237	214	259	225	473	164	#	248	#	45	21%
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to Ameriprise Financial	95	260	237	214	259	225	473	164	#	248	#	45	21%
Integration charges net of tax	16	21	15	4	37	28	41	21	#	13	46%	33	#
Realized (gains) losses net of tax	(4)	(9)	(12)	(3)	(5)	(13)	(8)	(1)	(25)%	5	38%	(2)	(67)%
Operating earnings (1)	$107	$272	$240	$215	$291	$240	$506	$184	#	$266	#	$76	35%

Operating Revenues Reconciliation
Total net revenues	$1,882	$1,944	$2,229	$2,144	$2,386	$3,610	$4,530	$504	27%	$920	25%	$242	11%
Realized (gains) losses	(6)	(14)	(18)	(5)	(7)	(21)	(12)	(1)	(17)%	9	43%	(2)	(40)%
Operating total net revenues (1)	$1,876	$1,930	$2,211	$2,139	$2,379	$3,589	$4,518	$503	27%	$929	26%	$240	11%

Pretax Operating Income Reconciliation
Pretax Income	$123	$340	$294	$279	$327	$271	$606	$204	#	$335	#	$48	17%
Integration charges	25	32	22	7	57	44	64	32	#	20	45%	50	#
Realized (gains) losses	(6)	(14)	(18)	(5)	(7)	(21)	(12)	(1)	(17)%	9	43%	(2)	(40)%
Pretax operating earnings (1)	$142	$358	$298	$281	$377	$294	$658	$235	#	$364	#	$96	34%

Effective tax rate	22.8%	23.5%	19.4%	23.2%	20.8%	17.0%	21.9%	(2.0)%		4.9%		(2.4)%

Operating Earnings Per Share
Basic operating earnings per share (1)	$0.47	$1.05	$0.93	$0.83	$1.11	$1.06	$1.94	$0.64	#	$0.88	83%	$0.28	34%
Operating earnings per diluted share (1)	$0.47	$1.04	$0.91	$0.81	$1.10	$1.06	$1.91	$0.63	#	$0.85	80%	$0.29	36%

Operating Metrics
Operating revenue growth: Target 6 - 8% (1)	(5.9)%	(1.4)%	24.7%	24.9%	26.8%	(10.6)%	25.9%
Operating return on equity excluding AOCI: Target 12 - 15% (1)	3.7%	5.3%	9.2%	9.7%	11.4%	3.7%	11.4%
Operating earnings per diluted share growth: Target 12 -15% (1)	(53.0)%	70.5%	NM	35.0%	134.0%	(44.2)%	80.2%

Pretax operating margin (1)	7.5%	18.4%	13.4%	13.1%	15.8%	8.1%	14.5%	8.3%		6.4%		2.7%
Operating margin (1)	5.7%	14.1%	10.9%	10.1%	12.2%	6.7%	11.2%	6.5%		4.5%		2.1%

Ameriprise Financial’s shareholders’ equity	$8,106	$9,045	$9,269	$9,622	$9,902	$8,106	$9,902	$1,796	22%	$1,796	22%	$280	3%
Ameriprise Financial’s shareholders’ equity excluding AOCI (1)	$8,492	$8,766	$9,004	$9,229	$9,271	$8,492	$9,271	$779	9%	$779	9%	$42	0%
Ameriprise Financial’s shareholders’ equity excluding AOCI / outstanding shares (1)	$32.76	$33.87	$34.78	$35.17	$36.07	$32.76	$36.07	$3.31	10%	$3.31	10%	$0.90	3%

Ameriprise Financial’s shareholders’ equity excluding AOCI - 5 point avg.	$7,757	$7,944	$8,208	$8,601	$8,952	$7,757	$8,952	$1,195	15%	$1,195	15%	$351	4%

(1) See non-GAAP financial information on pages 38 and 51 - 52.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2010

Summary & Highlights

Ameriprise Financial, Inc.

Highlights

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, except earnings per share amounts, headcount and as otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Operating Earnings Per Share (1)
Basic earnings per share	$0.47	$1.05	$0.93	$0.83	$1.11	$1.06	$1.94	$0.64	#	$0.88	83%	$0.28	34%
Earnings per diluted share	$0.47	$1.04	$0.91	$0.81	$1.10	$1.06	$1.91	$0.63	#	$0.85	80%	$0.29	36%

Operating Metrics (1)
Net revenue growth: Target 6 - 8%	(5.9)%	(1.4)%	24.7%	24.9%	26.8%	(10.6)%	25.9%	32.7%		36.5%		1.9%
Operating return on equity excluding AOCI: Target 12 - 15%	3.7%	5.3%	9.2%	9.7%	11.4%	3.7%	11.4%	7.7%		7.7%		1.7%
Earnings per diluted share growth: Target 12 - 15%	(53.0)%	70.5%	NM	35.0%	134.0%	(44.2)%	80.2%	187.0%		124.4%		99.0%

Owned, Managed, and Administered Assets (in billions)
Owned	$32.5	$36.0	$36.9	$37.6	$20.2	$32.5	$20.2	$(12.3)	(38)%	$(12.3)	(38)%	$(17.4)	(46)%
Managed
External clients	222.2	247.7	256.6	254.5	398.8	222.2	398.8	176.6	79%	176.6	79%	144.3	57%
Owned	62.3	67.1	68.1	70.4	86.1	62.3	86.1	23.8	38%	23.8	38%	15.7	22%
Consolidated client assets	0.5	0.6	1.1	6.9	6.8	0.5	6.8	6.3	#	6.3	#	(0.1)	(1)%
Total managed	285.0	315.4	325.8	331.8	491.7	285.0	491.7	206.7	73%	206.7	73%	159.9	48%
Administered	79.8	88.5	95.1	93.9	88.4	79.8	88.4	8.6	11%	8.6	11%	(5.5)	(6)%
Total OMA assets	$397.3	$439.9	$457.8	$463.3	$600.3	$397.3	$600.3	$203.0	51%	$203.0	51%	$137.0	30%

Business Metrics
Total client assets	$258,393	$286,590	$294,027	$303,839	$290,163	$258,393	$290,163	$31,770	12%	$31,770	12%	$(13,676)	(5)%
Total financial advisors	12,508	12,314	12,036	11,837	11,684	12,508	11,684	(824)	(7)%	(824)	(7)%	(153)	(1)%

Net flows and net deposits
Advisor wrap	$2,758	$2,724	$2,564	$2,512	$2,245	$4,060	$4,757	$(513)	(19)%	$697	17%	$(267)	(11)%
Asset Management	45	2,324	1,385	(834)	(5,672)	(102)	(6,506)	(5,717)	#	(6,404)	#	(4,838)	#
Annuities	1,129	527	255	(68)	9	2,908	(59)	(1,120)	(99)%	(2,967)	#	77	#
Variable universal life / Universal life	(37)	(38)	(34)	(41)	(36)	(63)	(77)	1	3%	(14)	(22)%	5	12%

S&P 500
Daily average	894	994	1,088	1,121	1,134	852	1,128	240	27%	276	32%	13	1%
Period end	919	1,057	1,115	1,169	1,031	919	1,031	112	12%	112	12%	(138)	(12)%

(1) See non-GAAP financial information on pages 38 and 51 - 52.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Common Share, Per Share and Capital Summary

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, except earnings per share amounts)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Basic Shares
Common shares
Beginning balance	219.1	255.0	255.1	255.1	257.4	216.5	255.1	38.3	17%	38.6	18%	2.3	1%
Repurchases	—	—	—	—	(5.7)	—	(5.7)	(5.7)	—	(5.7)	—	(5.7)	—
Issuances	36.0	0.2	0.1	2.7	0.4	39.1	3.1	(35.6)	(99)%	(36.0)	(92)%	(2.3)	(85)%
Other	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.6)	(0.5)	—	—	0.1	17%	0.3	75%
Total common outstanding	255.0	255.1	255.1	257.4	252.0	255.0	252.0	(3.0)	(1)%	(3.0)	(1)%	(5.4)	(2)%

Total common outstanding	255.0	255.1	255.1	257.4	252.0	255.0	252.0	(3.0)	(1)%	(3.0)	(1)%	(5.4)	(2)%
Nonforfeitable restricted stock units	4.2	3.7	3.8	5.0	5.0	4.2	5.0	0.8	19%	0.8	19%	—	—
Total basic common shares	259.2	258.8	258.9	262.4	257.0	259.2	257.0	(2.2)	(1)%	(2.2)	(1)%	(5.4)	(2)%
Total potentially dilutive	1.4	2.5	4.8	4.0	3.7	1.4	3.7	2.3	#	2.3	#	(0.3)	(8)%
Total diluted shares	260.6	261.3	263.7	266.4	260.7	260.6	260.7	0.1	—	0.1	—	(5.7)	(2)%

Weighted average common shares outstanding:
Basic	228.8	258.7	258.9	260.8	261.1	225.6	260.9	32.3	14%	35.3	16%	0.3	—
Diluted	230.0	260.7	263.3	265.0	265.3	226.8	265.1	35.3	15%	38.3	17%	0.3	—

GAAP Book Value excluding CIEs (1)
Ameriprise Financial’s shareholders’ equity	$8,106	$9,045	$9,269	$9,622	$9,902	$8,106	$9,902	$1,796	22%	$1,796	22%	$280	3%
Ameriprise Financial’s shareholders’ equity excluding AOCI (1)	$8,492	$8,766	$9,004	$9,229	$9,271	$8,492	$9,271	$779	9%	$779	9%	$42	—
Ameriprise Financial’s shareholders’ equity excluding AOCI - 5 point ave.	$7,757	$7,944	$8,208	$8,601	$8,952	$7,757	$8,952	$1,195	15%	$1,195	15%	$351	4%
Ameriprise Financial’s shareholders’ equity excluding AOCI / outstanding shares (1)	$32.76	$33.87	$34.78	$35.17	$36.07	$32.76	$36.07	$3.31	10%	$3.31	10%	$0.90	3%

Capital Returned to Shareholders
Dividends paid	$38	$43	$46	$45	$47	$75	$92	$9	24%	$17	23%	$2	4%
Common stock share repurchases	$—	$—	$—	$—	$220	$—	$220	$220	—	$220	—	$220	—

Debt to Capital
Debt to total capital of Ameriprise Financial	22.2%	17.1%	16.8%	20.5%	20.4%	22.2%	20.4%	(1.8)%		(1.8)%		(0.1)%
Debt to total capital excluding non-recourse debt and equity of CIEs (1) (2)	22.2%	17.1%	16.7%	21.3%	21.3%	22.2%	21.3%	(0.9)%		(0.9)%		—
Debt to total capital excluding non-recourse debt and equity of CIEs and 75% equity credit (1) (2)	19.9%	14.9%	14.6%	19.3%	19.4%	19.9%	19.4%	(0.5)%		(0.5)%		0.1%

Goodwill and intangible assets	$1,443	$1,419	$1,429	$1,393	$2,289	$1,443	$2,289	$846	59%	$846	59%	$896	64%

Net Investment Income
Investment income on fixed maturities	$478	$507	$499	$481	$479	$873	$960	$1	0%	$87	10%	$(2)	0%
Realized gains (losses)	6	14	18	5	7	21	12	1	17%	(9)	(43)%	2	40%
Affordable housing	(7)	(7)	(5)	(3)	(5)	(13)	(8)	2	29%	5	38%	(2)	(67)%
Other (including seed money)	33	25	22	28	18	46	46	(15)	(45)%	—	0%	(10)	(36)%
Consolidated investment entities	1	(1)	1	79	155	2	234	154	#	232	#	76	96%
Total net investment income	$511	$538	$535	$590	$654	$929	$1,244	$143	28%	$315	34%	$64	11%

Allocated Equity (3)
Advice & Wealth Management	$825	$784	$747	$759	$752	$825	$752	$(73)	(9)%	$(73)	(9)%	$(7)	(1)%
Asset Management	1,043	1,059	1,054	1,044	1,947	1,043	1,947	904	87%	904	87%	903	86%
Annuities	2,093	2,322	2,459	2,317	2,395	2,093	2,395	302	14%	302	14%	78	3%
Protection	2,450	2,463	2,540	2,560	2,654	2,450	2,654	204	8%	204	8%	94	4%
Corporate & Other	2,081	2,138	2,204	2,549	1,523	2,081	1,523	(558)	(27)%	(558)	(27)%	(1,026)	(40)%
Total allocated equity	$8,492	$8,766	$9,004	$9,229	$9,271	$8,492	$9,271	$779	9%	$779	9%	$42	0%

(1) See non-GAAP financial information on page 38.

(2) See debt to total capital reconciliations on pg 36

(3) Allocated equity equals Ameriprise Financial equity excluding consolidated investment entities less AOCI

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Segment Summary

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth management
Net Revenues	$785	$832	$873	$879	$969	$1,511	$1,848	$184	23%	$337	22%	$90	10%
Expenses	788	820	855	828	884	1,575	1,712	96	12%	137	9%	56	7%

Pretax segment income (loss)	(3)	12	18	51	85	(64)	136	88	#	200	#	34	67%
Integration charges (1)	16	21	15	2	4	28	6	(12)	(75)%	(22)	(79)%	2	#
Realized (gains) losses	8	(5)	2	1	(1)	18	—	(9)	#	(18)	#	(2)	#
Pretax operating earnings (loss) (2)	$21	$28	$35	$54	$88	$(18)	$142	$67	#	$160	#	$34	63%
Allocated Equity	825	784	747	759	752	825	752	(73)	(9)%	(73)	(9)%	(7)	(1)%

Pretax segment margin	(0.4)%	1.4%	2.1%	5.8%	8.8%	(4.2)%	7.4%	9.2%		11.6%		3.0%
Pretax operating margin (2)	2.6%	3.4%	4.0%	6.1%	9.1%	(1.2)%	7.7%	6.5%		8.9%		3.0%

Return on allocated equity (2) (3)	(23.8)%	(18.0)%	(2.7)%	6.4%	14.0%	(23.8)%	14.0%	37.8%		37.8%		7.6%
Operating return on allocated equity (2) (3)	3.0%	2.2%	3.6%	11.4%	17.2%	3.0%	17.2%	14.2%		14.2%		5.8%

Asset Management
Net Revenues	$293	$328	$465	$370	$562	$553	$932	$269	92%	$379	69%	$192	52%
Expenses	305	318	395	352	506	573	858	201	66%	285	50%	154	44%
Pretax segment income (loss)	(12)	10	70	18	56	(20)	74	68	#	94	#	38	#
Integration charges (1)	9	7	7	5	48	16	53	39	#	37	#	43	#
Realized (gains) losses	—	—	—	(1)	—	3	(1)	—	—	(4)	#	1	#
Pretax operating earnings (loss) (2)	$(3)	$17	$77	$22	$104	$(1)	$126	$107	#	$127	#	$82	#
Allocated Equity	1,043	1,059	1,054	1,044	1,947	1,043	1,947	904	87%	904	87%	903	86%

Pretax segment margin	(4.1)%	3.0%	15.1%	4.9%	10.0%	(3.6)%	7.9%	14.1%		11.5%		5.1%
Pretax operating margin (2)	(1.0)%	5.2%	16.6%	6.0%	18.5%	(0.2)%	13.5%	19.5%		13.7%		12.5%

Return on allocated equity (2) (3)	(0.2)%	(0.5)%	3.6%	5.3%	8.1%	(0.2)%	8.1%	8.3%		8.3%		2.8%
Operating return on allocated equity (2) (3)	1.3%	1.4%	5.6%	7.0%	11.6%	1.3%	11.6%	10.3%		10.3%		4.6%

(1) Integration charges incurred for acquisitions of HRBFA, J. & W. Seligman and Columbia

(2) See non-GAAP financial information on page 38.

(3) Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Segment Summary

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Annuities
Net Revenues	$562	$591	$620	$602	$630	$1,054	$1,232	$68	12%	$178	17%	$28	5%
Expenses	468	323	463	482	497	831	979	29	6%	148	18%	15	3%
Pretax segment income	94	268	157	120	133	223	253	39	41%	30	13%	13	11%
Realized (gains) losses	(8)	—	(16)	(3)	(4)	(28)	(7)	4	50%	21	75%	(1)	(33)%
Pretax operating earnings (2)	$86	$268	$141	$117	$129	$195	$246	$43	50%	$51	26%	$12	10%
Allocated Equity	2,093	2,322	2,459	2,317	2,395	2,093	2,395	302	14%	302	14%	78	3%

Pretax segment margin	16.7%	45.3%	25.3%	19.9%	21.1%	21.2%	20.5%	4.4%		(0.7)%		1.2%
Pretax operating margin (2)	15.5%	45.3%	23.3%	19.5%	20.6%	19.0%	20.1%	5.1%		1.1%		1.1%

Return on allocated equity (2) (3)	(5.0)%	3.2%	17.0%	17.4%	19.0%	(5.0)%	19.0%	24.0%		24.0%		1.6%
Operating return on allocated equity (2) (3)	3.1%	6.9%	15.8%	16.6%	18.4%	3.1%	18.4%	15.3%		15.3%		1.8%

Protection
Net Revenues	$497	$450	$528	$507	$521	$993	$1,028	$24	5%	$35	4%	$14	3%
Expenses	387	305	399	388	386	771	774	(1)	—	3	—	(2)	(1)%
Pretax segment income	110	145	129	119	135	222	254	25	23%	32	14%	16	13%
Realized (gains) losses	1	(7)	(13)	(1)	(1)	(7)	(2)	(2)	#	5	71%	—	—
Pretax operating earnings (2)	$111	$138	$116	$118	$134	$215	$252	$23	21%	$37	17%	$16	14%
Allocated Equity	2,450	2,463	2,540	2,560	2,654	2,450	2,654	204	8%	204	8%	94	4%

Pretax segment margin	22.1%	32.2%	24.4%	23.5%	25.9%	22.4%	24.7%	3.8%		2.3%		2.4%
Pretax operating margin (2)	22.3%	31.2%	22.5%	23.3%	25.8%	21.8%	24.6%	3.5%		2.8%		2.5%

Return on allocated equity (2) (3)	9.7%	10.7%	13.2%	13.2%	13.5%	9.7%	13.5%	3.8%		3.8%		0.3%
Operating return on allocated equity (2) (3)	11.9%	11.5%	12.5%	12.7%	13.0%	11.9%	13.0%	1.1%		1.1%		0.3%

Corporate & Other excluding CIEs
Net Revenues	$(5)	$(11)	$(11)	$21	$(13)	$24	$8	$(8)	#	$(16)	(67)%	$(34)	#
Expenses	61	84	69	50	69	114	119	8	13%	5	4%	19	38%
Pretax segment (loss)	(66)	(95)	(80)	(29)	(82)	(90)	(111)	(16)	(24)%	(21)	(23)%	(53)	#
Integration charges (1)	—	4	—	—	5	—	5	5	—	5	—	5	—
Realized (gains) losses	(7)	(2)	9	(1)	(1)	(7)	(2)	6	86%	5	71%	—	—
Pretax operating (loss) (2) (3)	$(73)	$(93)	$(71)	$(30)	$(78)	$(97)	$(108)	$(5)	(7)%	$(11)	(11)%	$(48)	#
Allocated Equity	2,081	2,138	2,204	2,549	1,523	2,081	1,523	(558)	(27)%	(558)	(27)%	(1,026)	(40)%

(1) Integration charges incurred for acquisitions of HRBFA, J. & W. Seligman and Columbia

(2) See non-GAAP financial information on page 38.

(3) Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2010

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, except headcount and where noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$295	$319	$352	$368	$382	$563	$750	$87	29%	$187	33%	$14	4%
Distribution fees	423	432	447	436	511	854	947	88	21%	93	11%	75	17%
Net investment income	82	91	73	74	70	133	144	(12)	(15)%	11	8%	(4)	(5)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	23	19	26	22	23	40	45	—	—	5	13%	1	5%
Total revenues	823	861	898	900	986	1,590	1,886	163	20%	296	19%	86	10%
Banking and deposit interest expense	38	29	25	21	17	79	38	(21)	(55)%	(41)	(52)%	(4)	(19)%
Total net revenues	785	832	873	879	969	1,511	1,848	184	23%	337	22%	90	10%

Expenses
Distribution expenses	478	504	524	536	588	940	1,124	110	23%	184	20%	52	10%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	310	316	331	292	296	635	588	(14)	(5)%	(47)	(7)%	4	1%
Total expenses	788	820	855	828	884	1,575	1,712	96	12%	137	9%	56	7%
Pretax segment income (loss)	(3)	12	18	51	85	(64)	136	88	#	200	#	34	67%
Integration charges included in general and admin expense (1)	16	21	15	2	4	28	6	(12)	(75)%	(22)	(79)%	2	#
Realized (gains) losses included in net investment income	8	(5)	2	1	(1)	18	—	(9)	#	(18)	#	(2)	#
Pretax operating earnings (loss) (2)	$21	$28	$35	$54	$88	$(18)	$142	$67	#	$160	#	$34	63%

Margins
Pretax segment margin	(0.4)%	1.4%	2.1%	5.8%	8.8%	(4.2)%	7.4%	9.2%		11.6%		3.0%
Pretax operating margin (2)	2.6%	3.4%	4.0%	6.1%	9.1%	(1.2)%	7.7%	6.5%		8.9%		3.0%

Return on Equity
Allocated equity	$825	$784	$747	$759	$752	$825	$752	$(73)	(9)%	$(73)	(9)%	$(7)	(1)%
Return on allocated equity (2) (3)	(23.8)%	(18.0)%	(2.7)%	6.4%	14.0%	(23.8)%	14.0%	37.8%		37.8%		7.6%
Operating return on allocated equity (2) (3)	3.0%	2.2%	3.6%	11.4%	17.2%	3.0%	17.2%	14.2%		14.2%		5.8%

Net Investment Income
Investment income on fixed maturities	$78	$76	$68	$59	$54	$133	$113	$(24)	(31)%	$(20)	(15)%	$(5)	(8)%
Realized gains (losses)	(8)	5	(2)	(1)	1	(18)	—	9	#	18	#	2	#
Other (including seed money)	12	10	7	16	15	18	31	3	25%	13	72%	(1)	(6)%
Total net investment income	$82	$91	$73	$74	$70	$133	$144	$(12)	(15)%	$11	8%	$(4)	(5)%

On-balance sheet deposits	$9,180	$8,980	$8,489	$8,501	$8,263	$9,180	$8,263	$(917)	(10)%	$(917)	(10)%	$(238)	(3)%

(1)  Integration charges incurred for acquisition of HRBFA

(2)  See non-GAAP financial information on page 38.

(3)  Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, except headcount and where noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$28	$32	$29	$25	$24	$28	$49	$(4)	(14)%	$21	75%	$(1)	(4)%
Allocated equity	$521	$481	$443	$456	$445	$521	$445	$(76)	(15)%	$(76)	(15)%	$(11)	(2)%
Operating return on allocated equity (1) (2)	5.2%	8.6%	12.2%	15.3%	15.2%	5.2%	15.2%	10.0%		10.0%		(0.1)%

Wealth Management & Distribution
Pretax operating earnings (loss)	$(7)	$(4)	$6	$29	$64	$(46)	$93	$71	#	$139	#	$35	#
Allocated equity	$304	$303	$304	$303	$307	$304	$307	$3	1%	$3	1%	$4	1%
Operating return on allocated equity (1) (2)	0.9%	(5.4)%	(8.4)%	5.1%	20.3%	0.9%	20.3%	19.4%		19.4%		15.2%

Financial Plans
Branded financial plan net cash sales	$50	$47	$58	$52	$51	$99	$103	$1	2%	$4	4%	$(1)	(2)%

Financial Advisors
Employee advisors	2,785	2,606	2,445	2,302	2,196	2,785	2,196	(589)	(21)%	(589)	(21)%	(106)	(5)%
Franchisee advisors	7,770	7,725	7,658	7,629	7,590	7,770	7,590	(180)	(2)%	(180)	(2)%	(39)	(1)%
Total branded financial advisors	10,555	10,331	10,103	9,931	9,786	10,555	9,786	(769)	(7)%	(769)	(7)%	(145)	(1)%
SAI independent advisors	1,953	1,983	1,933	1,906	1,898	1,953	1,898	(55)	(3)%	(55)	(3)%	(8)	—
Total financial advisors	12,508	12,314	12,036	11,837	11,684	12,508	11,684	(824)	(7)%	(824)	(7)%	(153)	(1)%

Net operating revenue per financial advisor (in thousands) (3)	$63	$67	$73	$74	$83	$122	$157	$20	32%	$35	29%	$9	12%

Advisor Retention
Employee	73.4%	73.7%	73.7%	72.9%	74.4%	73.4%	74.4%	1.0%		1.0%		1.5%
Franchisee	91.1%	91.0%	91.4%	91.7%	92.4%	91.1%	92.4%	1.3%		1.3%		0.7%

Total Client Assets (at period end)	$258,393	$286,590	$294,027	$303,839	$290,163	$258,393	$290,163	$31,770	12%	$31,770	12%	$(13,676)	(5)%

Total Wrap Accounts
Beginning assets	$68,181	$78,960	$89,553	$94,921	$99,985	$72,781	$94,921	$31,804	47%	$22,140	30%	$5,064	5%
Net flows	2,758	2,724	2,564	2,512	2,245	4,060	4,757	(513)	(19)%	697	17%	(267)	(11)%
Market appreciation (depreciation) and other	8,021	7,869	2,804	2,552	(5,365)	2,119	(2,813)	(13,386)	#	(4,932)	#	(7,917)	#
Total wrap ending assets	$78,960	$89,553	$94,921	$99,985	$96,865	$78,960	$96,865	$17,905	23%	$17,905	23%	$(3,120)	(3)%

(1)  See non-GAAP financial information on page 38.

(2)  Calculated using the statutory tax rate of 35%.

(3)  Year-to-date is sum of current and prior quarters for the year under review.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2010

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q			YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%		Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$231	$270	$396	$307	$471	$440	$778	$240		#	$338	77%	$164	53%
Distribution fees	54	55	60	58	88	101	146	34	63%		45	45%	30	52%
Net investment income	7	5	8	4	—	5	4	(7)		#	(1)	(20)%	(4)	#
Premiums	—	—	—	—	—	—	—	—	—		—	—	—	—
Other revenues	2	(1)	1	1	4	8	5	2		#	(3)	(38)%	3	#
Total revenues	294	329	465	370	563	554	933	269	91%		379	68%	193	52%
Banking and deposit interest expense	1	1	—	—	1	1	1	—	—		—	—	1	—
Total net revenues	293	328	465	370	562	553	932	269	92%		379	69%	192	52%

Expenses
Distribution expenses	85	97	107	106	186	167	292	101		#	125	75%	80	75%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—	—	—
Amortization of deferred acquisition costs	6	5	4	6	5	12	11	(1)	(17)%		(1)	(8)%	(1)	(17)%
Interest and debt expense	—	—	—	—	—	—	—	—	—		—	—	—	—
General and administrative expense	214	216	284	240	315	394	555	101	47%		161	41%	75	31%
Total expenses	305	318	395	352	506	573	858	201	66%		285	50%	154	44%
Pretax segment income (loss)	(12)	10	70	18	56	(20)	74	68		#	94	#	38	#
Integration charges included in general and admin expense (1)	9	7	7	5	48	16	53	39		#	37	#	43	#
Realized (gains) losses included in net investment income	—	—	—	(1)	—	3	(1)	—	—		(4)	#	1	#

Pretax operating earnings (loss) (2)	$(3)	$17	$77	$22	$104	$(1)	$126	$107		#	$127	#	$82	#

Margins
Pretax segment margin	(4.1)%	3.0%	15.1%	4.9%	10.0%	(3.6)%	7.9%	14.1%			11.5%		5.1%
Pretax operating margin (2)	(1.0)%	5.2%	16.6%	6.0%	18.5%	(0.2)%	13.5%	19.5%			13.7%		12.5%

Return on Equity
Allocated equity	$1,043	$1,059	$1,054	$1,044	$1,947	$1,043	$1,947	$904	87%		$904	87%	$903	86%
Return on allocated equity (2) (3)	(0.2)%	(0.5)%	3.6%	5.3%	8.1%	(0.2)%	8.1%	8.3%			8.3%		2.8%
Operating return on allocated equity (2) (3)	1.3%	1.4%	5.6%	7.0%	11.6%	1.3%	11.6%	10.3%			10.3%		4.6%

Net Investment Income
Investment income on fixed maturities	$1	$—	$1	$—	$1	$1	$1	$—	—		$—	—	$1	—
Realized gains (losses)	—	—	—	1	—	(3)	1	—	—		4	#	(1)	#
Other (including seed money)	6	5	7	3	(1)	7	2	(7)		#	(5)	(71)%	(4)	#
Total net investment income	$7	$5	$8	$4	$—	$5	$4	$(7)		#	$(1)	(20)%	$(4)	#

(1) Integration charges incurred for acquisitions of  J. & W. Seligman and Columbia

(2) See non-GAAP financial information on page 38.

(3) Calculated using the statutory tax rate of 35%.

Ameriprise Financial, Inc.

Asset Management Segment

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset net flows	$45	$2,324	$1,385	$(834)	$(5,672)	$(102)	$(6,506)	$(5,717)	#	$(6,404)	#	$(4,838)	#

Total Managed Assets Reconciliations
Domestic managed assets	$134,831	$145,790	$149,004	$152,624	$327,406	$134,831	$327,406	$192,575	#	$192,575	#	$174,782	#
International managed assets	82,490	93,682	97,823	97,135	89,319	82,490	89,319	6,829	8%	6,829	8%	(7,816)	(8)%
Less: Sub-advised eliminations	(3,176)	(3,494)	(3,647)	(3,752)	(3,398)	(3,176)	(3,398)	(222)	(7)%	(222)	(7)%	354	9%
Total managed assets	$214,145	$235,978	$243,180	$246,007	$413,327	$214,145	$413,327	$199,182	93%	$199,182	93%	$167,320	68%

Managed assets - external clients	$151,284	$168,183	$173,902	$168,673	$320,472	$151,284	$320,472	$169,188	#	$169,188	#	$151,799	90%
Managed assets - consolidated client assets	459	648	1,099	6,916	6,784	459	6,784	6,325	#	6,325	#	(132)	(2)%
Managed assets - owned	62,402	67,147	68,179	70,418	86,071	62,402	86,071	23,669	38%	23,669	38%	15,653	22%
Total managed assets	$214,145	$235,978	$243,180	$246,007	$413,327	$214,145	$413,327	$199,182	93%	$199,182	93%	$167,320	68%

Total Managed Assets by Type
Equity	$78,910	$94,539	$98,712	$99,752	$189,734	$78,910	$189,734	$110,824	#	$110,824	#	$89,982	90%
Fixed income	103,773	110,991	113,752	115,922	192,988	103,773	192,988	89,215	86%	89,215	86%	77,066	66%
Money market	10,117	9,053	7,986	7,231	7,159	10,117	7,159	(2,958)	(29)%	(2,958)	(29)%	(72)	(1)%
Alternative	11,330	11,662	11,590	11,808	11,516	11,330	11,516	186	2%	186	2%	(292)	(2)%
Hybrid and other	10,015	9,733	11,140	11,294	11,930	10,015	11,930	1,915	19%	1,915	19%	636	6%
Total managed assets by type	$214,145	$235,978	$243,180	$246,007	$413,327	$214,145	$413,327	$199,182	93%	$199,182	93%	$167,320	68%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - Domestic

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Domestic Managed Assets Rollforward
Retail Funds
Beginning assets	$59,832	$66,010	$74,592	$76,860	$78,631	$63,970	$76,860	$18,799	31%	$12,890	20%	$1,771	2%
Net flows mutual funds and other retail funds	(1,055)	(753)	(866)	(1,127)	(2,361)	(2,565)	(3,488)	(1,306)	#	(923)	(36)%	(1,234)	#
Net flows VP & VIT funds	194	1,052	301	31	108	446	139	(86)	(44)%	(307)	(69)%	77	#
Net flows	(861)	299	(565)	(1,096)	(2,253)	(2,119)	(3,349)	(1,392)	#	(1,230)	(58)%	(1,157)	#
Market appreciation (depreciation) and other (1)	7,039	8,283	2,833	2,867	113,766	4,159	116,633	106,727	#	112,474	#	110,899	#
Total ending assets	66,010	74,592	76,860	78,631	190,144	66,010	190,144	124,134	#	124,134	#	111,513	#

% of total retail asset sub-advised	5.7%	7.2%	7.0%	7.1%	18.3%	5.7%	18.3%	12.5%		12.5%		11.2%

Institutional
Beginning assets	56,473	59,850	61,672	62,496	64,083	54,775	62,496	7,610	13%	7,721	14%	1,587	3%
Net flows	388	(773)	1,020	47	(2,461)	2,444	(2,414)	(2,849)	#	(4,858)	#	(2,508)	#
Market appreciation (depreciation) and other (2)(3)	2,989	2,595	(196)	1,540	65,828	2,631	67,368	62,839	#	64,737	#	64,288	#
Total ending assets	59,850	61,672	62,496	64,083	127,450	59,850	127,450	67,600	#	67,600	#	63,367	99%

Alternative
Beginning assets	9,048	9,131	9,666	9,791	10,063	9,378	9,791	1,015	11%	413	4%	272	3%
Net flows	48	322	66	193	132	(575)	325	84	#	900	#	(61)	(32)%
Market appreciation (depreciation) and other	35	213	59	79	(238)	328	(159)	(273)	#	(487)	#	(317)	#
Total ending assets	9,131	9,666	9,791	10,063	9,957	9,131	9,957	826	9%	826	9%	(106)	(1)%

Other and Eliminations	(160)	(140)	(143)	(153)	(145)	(160)	(145)	15	9%	15	9%	8	5%
Total Domestic managed assets	$134,831	$145,790	$149,004	$152,624	$327,406	$134,831	$327,406	$192,575	#	$192,575	#	$174,782	#

Total Domestic net flows	$(425)	$(152)	$521	$(856)	$(4,582)	$(250)	$(5,438)	$(4,157)	#	$(5,188)	#	$(3,726)	#

(1)   Included in Market appreciation (depreciation) and other, for Retail funds in the 2nd quarter of 2010, are $118.1B due to the acquisition of Columbia Management, including $3 billion of assets that were transferred to RiverSource Sub-advised through the implementation of Enhanced Portfolio Navigator, and an additional $13.1B of EPN related assets sub-advised by others.

(2)   Included in Market appreciation (depreciation) and other, for Institutional funds in the 2nd quarter of 2010, are $68.4B due to the acquisition of Columbia Management.

(3)   Included in Market appreciation (depreciation) and other for all periods shown are changes in assets related to corporate capital decision including share repurchases, debt repurchases, equity issuance, debt issuance and acquisitions.

#       Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - International

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
International Managed Assets Rollforward
Retail Funds
Beginning assets	$15,651	$22,107	$26,565	$29,090	$30,393	$16,361	$29,090	$14,742	94%	$12,729	78%	$1,303	4%
Net flows	1,224	1,447	1,483	1,344	(488)	1,866	856	(1,712)	#	(1,010)	(54)%	(1,832)	#
Market appreciation (depreciation)	545	3,673	707	1,665	(2,172)	(509)	(507)	(2,717)	#	2	—	(3,837)	#
Foreign currency translation (1)	2,517	(745)	297	(1,769)	(540)	2,187	(2,309)	(3,057)	#	(4,496)	#	1,229	69%
Other (2)	2,170	83	38	63	98	2,202	161	(2,072)	(95)%	(2,041)	(93)%	35	56%
Total ending assets	22,107	26,565	29,090	30,393	27,291	22,107	27,291	5,184	23%	5,184	23%	(3,102)	(10)%

Institutional
Beginning assets	50,179	58,347	65,120	66,934	64,997	55,342	66,934	14,818	30%	11,592	21%	(1,937)	(3)%
Net flows	(675)	943	(384)	(1,300)	(692)	(1,952)	(1,992)	(17)	(3)%	(40)	(2)%	608	47%
Market appreciation (depreciation)	636	7,224	930	3,014	(3,317)	(2,512)	(303)	(3,953)	#	2,209	88%	(6,331)	#
Foreign currency translation (1)	7,595	(1,873)	784	(4,036)	(1,062)	6,485	(5,098)	(8,657)	#	(11,583)	#	2,974	74%
Other	612	479	484	385	543	984	928	(69)	(11)%	(56)	(6)%	158	41%
Total ending assets	58,347	65,120	66,934	64,997	60,469	58,347	60,469	2,122	4%	2,122	4%	(4,528)	(7)%

Alternative
Beginning assets	2,510	2,036	1,997	1,799	1,745	2,544	1,799	(765)	(30)%	(745)	(29)%	(54)	(3)%
Net flows	(79)	86	(235)	(22)	90	234	68	169	#	(166)	(71)%	112	#
Market appreciation (depreciation)	(700)	(66)	4	65	(260)	(995)	(195)	440	63%	800	80%	(325)	#
Foreign currency translation (1)	305	(59)	29	(108)	(30)	253	(138)	(335)	#	(391)	#	78	72%
Other	—	—	4	11	14	—	25	14	—	25	—	3	27%
Total ending assets	2,036	1,997	1,799	1,745	1,559	2,036	1,559	(477)	(23)%	(477)	(23)%	(186)	(11)%

Total International managed assets	$82,490	$93,682	$97,823	$97,135	$89,319	$82,490	$89,319	$6,829	8%	$6,829	8%	$(7,816)	(8)%

Total International net flows	$470	$2,476	$864	$22	$(1,090)	$148	$(1,068)	$(1,560)	#	$(1,216)	#	$(1,112)	#

(1) Amounts represent British Pound to US dollar conversion.

(2) Included in Retail funds other, for the 2nd Qtr of 2009, were $ 2.1 B of assets due to the acquisition of Standard Chartered Bank’s World Express Funds investment business.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Second Quarter 2010

	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010
Mutual Fund Performance
Domestic
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	37%	49%	51%	58%	49%
Fixed income - 12 month	74%	58%	65%	50%	52%
Equity - 3 year	42%	41%	42%	45%	48%
Fixed income - 3 year	79%	72%	72%	68%	68%
Equity - 5 year	59%	67%	63%	71%	75%
Fixed income - 5 year	64%	58%	58%	63%	75%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	39%	52%	72%	78%	73%
Fixed income - 12 month	42%	61%	80%	51%	45%
Equity - 3 year	40%	51%	50%	56%	61%
Fixed income - 3 year	47%	65%	63%	59%	64%
Equity - 5 year	67%	74%	69%	75%	88%
Fixed income - 5 year	39%	61%	58%	58%	65%

International
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles
Equity - 12 month	69%	64%	38%	31%	62%
Fixed income - 12 month	73%	82%	60%	60%	40%
Equity - 3 year	93%	89%	90%	93%	97%
Fixed income - 3 year	73%	64%	80%	80%	80%
Equity - 5 year	89%	85%	89%	93%	93%
Fixed income - 5 year	70%	70%	78%	78%	67%

Beginning in the second quarter of 2010, mutual fund performance rankings are based on the performance of Class A fund shares for legacy RiverSource (including Seligman and Threadneedle) branded funds and on Class Z fund shares for legacy Columbia branded funds, as the majority of fund assets managed within the funds of each fund family are generally held in the designated share class. Prior to second quarter of 2010, the mutual fund performance rankings were based solely on the performance of the legacy RiverSource Class A fund shares.

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds (RiverSource Class A and Columbia Class Z) with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the funds with above median ranking (RiverSource Class A and Columbia Class Z)  divided by the total sum of RiverSource Class A assets and Columbia Class Z assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data do not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Statistical Supplement Package

(unaudited)

Second Quarter 2010

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$104	$118	$126	$127	$130	$194	$257	$26	25%	$63	32%	$3	2%
Distribution fees	58	64	68	70	76	115	146	18	31%	31	27%	6	9%
Net investment income	339	343	352	330	330	628	660	(9)	(3)%	32	5%	—	—
Premiums	23	25	32	31	42	47	73	19	83%	26	55%	11	35%
Other revenues	38	41	42	44	52	70	96	14	37%	26	37%	8	18%
Total revenues	562	591	620	602	630	1,054	1,232	68	12%	178	17%	28	5%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	562	591	620	602	630	1,054	1,232	68	12%	178	17%	28	5%

Expenses
Distribution expenses	49	49	57	61	70	105	131	21	43%	26	25%	9	15%
Interest credited to fixed accounts	201	196	193	192	194	370	386	(7)	(3)%	16	4%	2	1%
Benefits, claims, losses and settlement expenses	351	93	103	118	58	222	176	(293)	(83)%	(46)	(21)%	(60)	(51)%
Amortization of deferred acquisition costs	(182)	(64)	64	60	121	37	181	303	#	144	#	61	#
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	49	49	46	51	54	97	105	5	10%	8	8%	3	6%
Total expenses	468	323	463	482	497	831	979	29	6%	148	18%	15	3%
Pretax segment income	94	268	157	120	133	223	253	39	41%	30	13%	13	11%
Realized (gains) losses included in net investment income	(8)	—	(16)	(3)	(4)	(28)	(7)	4	50%	21	75%	(1)	(33)%
Pretax operating earnings (1)	$86	$268	$141	$117	$129	$195	$246	$43	50%	$51	26%	$12	10%

Margins
Pretax segment margin	16.7%	45.3%	25.3%	19.9%	21.1%	21.2%	20.5%	4.4%		(0.7)%		1.2%
Pretax operating margin (1)	15.5%	45.3%	23.3%	19.5%	20.6%	19.0%	20.1%	5.1%		1.1%		1.1%

Return on Equity
Allocated equity	$2,093	$2,322	$2,459	$2,317	$2,395	$2,093	$2,395	$302	14%	$302	14%	$78	3%
Return on allocated equity (1) (2)	(5.0)%	3.2%	17.0%	17.4%	19.0%	(5.0)%	19.0%	24.0%		24.0%		1.6%
Operating return on allocated equity (1) (2)	3.1%	6.9%	15.8%	16.6%	18.4%	3.1%	18.4%	15.3%		15.3%		1.8%

Net Investment Income
Investment income on fixed maturities	$314	$336	$337	$324	$323	$573	$647	$9	3%	$74	13%	$(1)	—
Realized gains (losses)	8	—	16	3	4	28	7	(4)	(50)%	(21)	(75)%	1	33%
Other (including seed money)	17	7	(1)	3	3	27	6	(14)	(82)%	(21)	(78)%	—	—
Total net investment income	$339	$343	$352	$330	$330	$628	$660	$(9)	(3)%	$32	5%	$—	—

Benefits Expense
Net variable annuity living benefits market impact (3)	$(360)	$(66)	$(3)	$(24)	$74	$(93)	$50	$434	#	$143	#	$98	#

Total annuity net flows	$1,129	$527	$255	$(68)	$9	$2,908	$(59)	$(1,120)	(99)%	$(2,967)	#	$77	#

(1)  See non-GAAP financial information on page 38.

(2) Calculated using the statutory tax rate of 35%.

(3) Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Operating earnings	$34	$189	$82	$57	$68	$115	$125	$34	#	$10	9%	$11	19%
Allocated equity	$801	$988	$1,005	$971	$1,083	$801	$1,083	$282	35%	$282	35%	$112	12%
Operating return on allocated equity (1) (2)	1.9%	6.3%	24.1%	24.2%	26.5%	1.9%	26.5%	24.6%		24.6%		2.3%

Fixed Annuities (3)
Operating earnings	$52	$79	$59	$60	$61	$80	$121	$9	17%	$41	51%	$1	2%
Allocated equity	$1,292	$1,334	$1,454	$1,346	$1,312	$1,292	$1,312	$20	2%	$20	2%	$(34)	(3)%
Operating return on allocated equity (1) (2)	14.4%	16.0%	9.8%	11.4%	12.5%	14.4%	12.5%	(1.9)%		(1.9)%		1.1%

Variable Annuities Rollforward
Beginning balance	$41,468	$47,104	$52,995	$55,106	$56,978	$43,280	$55,106	$15,510	37%	$11,826	27%	$1,872	3%
Deposits	1,411	1,435	1,378	1,181	1,411	2,733	2,592	—	—	(141)	(5)%	230	19%
Withdrawals and terminations	(844)	(909)	(980)	(1,083)	(1,212)	(1,838)	(2,295)	(368)	(44)%	(457)	(25)%	(129)	(12)%
Net flows	567	526	398	98	199	895	297	(368)	(65)%	(598)	(67)%	101	#
Investment performance and interest credited	5,060	5,365	1,713	1,859	(3,150)	2,923	(1,291)	(8,210)	#	(4,214)	#	(5,009)	#
Other	9	—	—	(85)	(2)	6	(87)	(11)	#	(93)	#	83	98%
Total ending balance - contract accumulation values	$47,104	$52,995	$55,106	$56,978	$54,025	$47,104	$54,025	$6,921	15%	$6,921	15%	$(2,953)	(5)%

Variable annuities fixed sub-accounts	$5,987	$6,036	$6,124	$6,119	$4,914	$5,987	$4,914	$(1,073)	(18)%	$(1,073)	(18)%	$(1,205)	(20)%

Fixed Annuities Rollforward
Beginning balance	$13,805	$14,464	$14,615	$14,623	$14,599	$12,228	$14,623	$794	6%	$2,395	20%	$(24)	—
Deposits	974	343	167	163	130	3,071	293	(844)	(87)%	(2,778)	(90)%	(33)	(20)%
Withdrawals and terminations	(412)	(342)	(310)	(329)	(320)	(1,058)	(649)	92	22%	409	39%	9	3%
Net flows	562	1	(143)	(166)	(190)	2,013	(356)	(752)	#	(2,369)	#	(24)	(14)%
Policyholder interest credited	145	151	151	142	138	271	280	(7)	(5)%	9	3%	(4)	(3)%
Other	(48)	(1)	—	—	—	(48)	—	48	#	48	#	—	—
Total ending balance - contract accumulation values	$14,464	$14,615	$14,623	$14,599	$14,547	$14,464	$14,547	$83	1%	$83	1%	$(52)	—

Capitalized Interest	$10	$9	$8	$5	$3	$20	$8	$(7)	(70)%	$(12)	(60)%	$(2)	(40)%

Payout Annuities Reserve Balance	$2,115	$2,104	$2,102	$2,094	$2,105	$2,115	$2,105	$(10)	—	$(10)	—	$11	1%

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5)(6)	6.3%	6.4%	6.1%	6.0%	6.1%	5.9%	6.1%	(0.2)%		0.2%		0.1%
Crediting rate excluding capitalized interest	(4.0)%	(4.0)%	(3.9)%	(3.9)%	(3.9)%	(3.9)%	(3.9)%	0.1%		—		—
Tax equivalent margin spread	2.3%	2.4%	2.2%	2.1%	2.2%	2.0%	2.2%	(0.1)%		0.2%		0.1%

Total Variable Annuities DAC
Beginning balance	$1,894	$2,060	$2,116	$2,132	$2,121	$2,063	$2,132	$227	12%	$69	3%	$(11)	(1)%
Capitalization	68	68	64	53	77	129	130	9	13%	1	1%	24	45%
Amortization per income statement	200	70	(48)	(46)	(104)	(7)	(150)	(304)	#	(143)	#	(58)	#
Other	(102)	(82)	—	(18)	(12)	(125)	(30)	90	88%	95	76%	6	33%
Total ending balance	$2,060	$2,116	$2,132	$2,121	$2,082	$2,060	$2,082	$22	1%	$22	1%	$(39)	(2)%

Total Fixed Annuities DAC
Beginning balance	$366	$389	$304	$301	$247	$316	$301	$(119)	(33)%	$(15)	(5)%	$(54)	(18)%
Capitalization	46	19	8	7	6	145	13	(40)	(87)%	(132)	(91)%	(1)	(14)%
Amortization per income statement	(18)	(6)	(16)	(14)	(17)	(30)	(31)	1	6%	(1)	(3)%	(3)	(21)%
Other	(5)	(98)	5	(47)	(38)	(42)	(85)	(33)	#	(43)	#	9	19%
Total ending balance	$389	$304	$301	$247	$198	$389	$198	$(191)	(49)%	$(191)	(49)%	$(49)	(20)%

(1)        Calculated using the statutory tax rate of 35%.

(2)        See non-GAAP financial information on page 38.

(3)        Includes payout annuities.

(4)        Attributable to interest sensitive products only, which have been approximately 98% to 99% of the total ending fixed annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)        The Gross rate of returns on invested assets for both the 4th quarter 2009 and the first quarter of 2010 are affected by significant purchases of forward settle Agency Backed TBA positions that are recorded on a trade basis. Without these positions, the Gross rate of return on invested assets for the 4th quarter 2009 would be approximately 6.3%, and 6.1% for 1st quarter 2010.

(6)        In the 2nd quarter of 2010, the gross rate of return on invested assets is impacted by outstanding repurchase agreements. Without these positions, the gross rate of return on invested assets would be 6.0%

#         Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2010

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$11	$13	$13	$13	$13	$21	$26	$2	18%	$5	24%	$—	—
Distribution fees	24	24	25	24	24	48	48	—	—	—	—	—	—
Net investment income	97	112	113	103	111	197	214	14	14%	17	9%	8	8%
Premiums	254	257	262	257	264	501	521	10	4%	20	4%	7	3%
Other revenues	111	44	116	110	109	226	219	(2)	(2)%	(7)	(3)%	(1)	(1)%
Total revenues	497	450	529	507	521	993	1,028	24	5%	35	4%	14	3%
Banking and deposit interest expense	—	—	1	—	—	—	—	—	—	—	—	—	—
Total net revenues	497	450	528	507	521	993	1,028	24	5%	35	4%	14	3%

Expenses
Distribution expenses	6	4	7	8	9	11	17	3	50%	6	55%	1	13%
Interest credited to fixed accounts	36	36	36	36	37	72	73	1	3%	1	1%	1	3%
Benefits, claims, losses and settlement expenses	236	213	246	236	240	465	476	4	2%	11	2%	4	2%
Amortization of deferred acquisition costs	51	(5)	52	52	45	112	97	(6)	(12)%	(15)	(13)%	(7)	(13)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	58	57	58	56	55	111	111	(3)	(5)%	—	—	(1)	(2)%
Total expenses	387	305	399	388	386	771	774	(1)	—	3	—	(2)	(1)%

Pretax segment income	110	145	129	119	135	222	254	25	23%	32	14%	16	13%
Realized (gains) losses included in net investment income	1	(7)	(13)	(1)	(1)	(7)	(2)	(2)	#	5	71%	—	—
Pretax operating earnings (1)	$111	$138	$116	$118	$134	$215	$252	$23	21%	$37	17%	$16	14%

Margins
Pretax segment margin	22.1%	32.2%	24.4%	23.5%	25.9%	22.4%	24.7%	3.8%		2.3%		2.4%
Pretax operating margin (1)	22.3%	31.2%	22.5%	23.3%	25.8%	21.8%	24.6%	3.5%		2.8%		2.5%

Return on Equity
Allocated equity	$2,450	$2,463	$2,540	$2,560	$2,654	$2,450	$2,654	$204	8%	$204	8%	$94	4%
Return on allocated equity (1) (2)	9.7%	10.7%	13.2%	13.2%	13.5%	9.7%	13.5%	3.8%		3.8%		0.3%
Operating return on allocated equity (1) (2)	11.9%	11.5%	12.5%	12.7%	13.0%	11.9%	13.0%	1.1%		1.1%		0.3%

Net Investment Income
Investment income on fixed maturities	$85	$94	$93	$95	$101	$166	$196	$16	19%	$30	18%	$6	6%
Realized gains (losses)	(1)	7	13	1	1	7	2	2	#	(5)	(71)%	—	—
Other (including seed money)	13	11	7	7	9	24	16	(4)	(31)%	(8)	(33)%	2	29%

Total net investment income	$97	$112	$113	$103	$111	$197	$214	$14	14%	$17	9%	$8	8%

Product Information
Long Term Care
Operating earnings	$5	$9	$12	$14	$6	$15	$20	$1	20%	$5	33%	$(8)	(57)%
Allocated equity	$578	$590	$620	$622	$636	$578	$636	$58	10%	$58	10%	$14	2%
Operating return on allocated equity (1) (2)	1.9%	3.1%	4.0%	4.4%	4.4%	1.9%	4.4%	2.5%		2.5%		—

Protection excluding Long Term Care
Operating earnings	$106	$129	$104	$104	$128	$200	$232	$22	21%	$32	16%	$24	23%
Allocated equity	$1,872	$1,873	$1,920	$1,938	$2,018	$1,872	$2,018	$146	8%	$146	8%	$80	4%
Operating return on allocated equity (1) (2)	15.1%	14.2%	15.2%	15.3%	15.7%	15.1%	15.7%	0.6%		0.6%		0.4%

(1) See non-GAAP financial information on page 38.

(2) Calculated using the statutory tax rate of 35%.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$45	$55	$56	$54	$59	$78	$113	$14	31%	$35	45%	$5	9%
Term and whole life	4	4	4	3	3	7	6	(1)	(25)%	(1)	(14)%	—	—
Disability insurance	3	1	2	1	2	4	3	(1)	(33)%	(1)	(25)%	1	#
Auto and Home	165	178	166	177	177	330	354	12	7%	24	7%	—	—
Total cash sales	$217	$238	$228	$235	$241	$419	$476	$24	11%	$57	14%	$6	3%

VUL / UL Policyholder Account Balances
Beginning balance	$7,350	$7,957	$8,593	$8,803	$9,009	$7,570	$8,803	$1,659	23%	$1,233	16%	$206	2%
Premiums and deposits	231	242	248	236	233	459	469	2	1%	10	2%	(3)	(1)%
Investment performance and interest	644	674	244	247	(413)	384	(166)	(1,057)	#	(550)	#	(660)	#
Withdrawals and surrenders	(268)	(280)	(282)	(277)	(269)	(522)	(546)	(1)	—	(24)	(5)%	8	3%
Other	—	—	—	—	—	66	—	—	—	(66)	#	—	—
Total ending balance	$7,957	$8,593	$8,803	$9,009	$8,560	$7,957	$8,560	$603	8%	$603	8%	$(449)	(5)%

Premiums by Product
Term and whole life	$14	$14	$14	$13	$15	$28	$28	$1	7%	$—	—	$2	15%
Disability insurance	42	43	42	41	42	85	83	—	—	(2)	(2)%	1	2%
Long term care	30	30	31	29	30	59	59	—	—	—	—	1	3%
Auto and Home	160	164	168	167	171	316	338	11	7%	22	7%	4	2%
Intercompany premiums	8	6	7	7	6	13	13	(2)	(25)%	—	—	(1)	(14)%
Total premiums by product	$254	$257	$262	$257	$264	$501	$521	$10	4%	$20	4%	$7	3%

Auto and Home Insurance
Policy count (thousands)	570	581	594	608	623	570	623	53	9%	53	9%	15	2%
Loss ratio	79.6%	80.4%	81.8%	81.3%	80.3%	79.6%	80.8%	0.7%		1.2%		(1.0)%
Expense ratio	15.2%	15.0%	17.5%	14.7%	15.1%	15.0%	14.9%	(0.1)%		(0.1)%		0.4%
Combined ratio	94.8%	95.4%	99.3%	96.0%	95.4%	94.6%	95.7%	0.6%		1.1%		(0.6)%

DAC Rollforward
Life and Health
Beginning balance	$1,920	$1,858	$1,853	$1,852	$1,828	$1,946	$1,852	$(92)	(5)%	$(94)	(5)%	$(24)	(1)%
Capitalization	30	32	33	27	31	59	58	1	3%	(1)	(2)%	4	15%
Amortization per income statement	(38)	17	(39)	(39)	(33)	(86)	(72)	5	13%	14	16%	6	15%
Other	(54)	(54)	5	(12)	(28)	(61)	(40)	26	48%	21	34%	(16)	#
Total ending balance	$1,858	$1,853	$1,852	$1,828	$1,798	$1,858	$1,798	$(60)	(3)%	$(60)	(3)%	$(30)	(2)%

Life insurance in force	$192,186	$192,558	$192,871	$192,477	$192,192	$192,186	$192,192	$6	—	$6	—	$(285)	—

Net Amount at Risk	$54,336	$53,346	$52,575	$51,502	$50,952	$54,336	$50,952	$(3,384)	(6)%	$(3,384)	(6)%	$(550)	(1)%

Net Policyholder Reserves
VUL / UL	$6,911	$7,552	$7,776	$7,991	$7,560	$6,911	$7,560	$649	9%	$649	9%	$(431)	(5)%
Term and whole life	234	238	236	230	230	234	230	(4)	(2)%	(4)	(2)%	—	—
Disability insurance	472	476	480	486	489	472	489	17	4%	17	4%	3	1%
Long term care and other	2,374	2,401	2,424	2,443	2,464	2,374	2,464	90	4%	90	4%	21	1%
Auto and Home loss and LAE reserves	304	306	313	314	318	304	318	14	5%	14	5%	4	1%
Total net policyholder reserves	$10,295	$10,973	$11,229	$11,464	$11,061	$10,295	$11,061	$766	7%	$766	7%	$(403)	(4)%

(1) Includes lump sum deposits.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2010

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q			YTD Chg - 2Q			Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%		Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	(14)	(12)	(11)	79	143	(34)	222	157		#	256		#	64	81%
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	1	6	44	78	48	40	126	47		#	86		#	(30)	(38)%
Total revenues	(13)	(6)	33	157	191	6	348	204		#	342		#	34	22%
Banking and deposit interest expense	(1)	3	3	—	3	1	3	4		#	2		#	3	—
Total net revenues	(12)	(9)	30	157	188	5	345	200		#	340		#	31	20%

Expenses
Distribution expenses	1	—	1	—	—	2	—	(1)		#	(2)		#	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	28	45	28	64	74	54	138	46		#	84		#	10	16%
General and administrative expense	33	41	44	40	57	61	97	24	73%		36	59%		17	43%
Total expenses	62	86	73	104	131	117	235	69		#	118		#	27	26%
Pretax segment income (loss)	(74)	(95)	(43)	53	57	(112)	110	131		#	222		#	4	8%
Pretax income (loss) attributable to noncontrolling interests	(8)	—	37	82	139	(22)	221	147		#	243		#	57	70%
Pretax segment income (loss) attributable to Ameriprise Financial	$(66)	$(95)	$(80)	$(29)	$(82)	$(90)	$(111)	$(16)	(24)%		$(21)	(23)%		$(53)	#

Net Investment Income
Investment income on fixed maturities	$—	$1	$—	$96	$197	$—	$293	$197	—		$293	—		$101	#
Realized gains (losses)	7	2	(9)	(13)	(40)	7	(53)	(47)		#	(60)		#	(27)	#
Affordable housing	(7)	(7)	(5)	(3)	(5)	(13)	(8)	2	29%		5	38%		(2)	(67)%
Other	(14)	(8)	3	(1)	(9)	(28)	(10)	5	36%		18	64%		(8)	#
Total net investment income	$(14)	$(12)	$(11)	$79	$143	$(34)	$222	$157		#	$256		#	$64	81%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate & Other Segment - Consolidated Investment Entities

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q			YTD Chg - 2Q			Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%		Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	1	(1)	1	79	155	2	234	154		#	232		#	76	96%
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	(7)	4	43	57	46	(19)	103	53		#	122		#	(11)	(19)%
Total revenues	(6)	3	44	136	201	(17)	337	207		#	354		#	65	48%
Banking and deposit interest expense	1	1	3	—	—	2	—	(1)		#	(2)		#	—	—
Total net revenues	(7)	2	41	136	201	(19)	337	208		#	356		#	65	48%

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	—	—	—	40	45	—	85	45	—		85	—		5	13%
General and administrative expense	1	2	4	14	17	3	31	16		#	28		#	3	21%
Total expenses	1	2	4	54	62	3	116	61		#	113		#	8	15%
Pretax segment income (loss)	(8)	—	37	82	139	(22)	221	147		#	243		#	57	70%
Pretax income (loss) attributable to noncontrolling interests	(8)	—	37	82	139	(22)	221	147		#	243		#	57	70%
Pretax segment income (loss) attributable to CIEs	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—

Net Investment Income
Investment income on fixed maturities	$—	$—	$—	$93	$197	$—	$290	$197	—		$290	—		$104	#
Realized gains (losses)	—	—	—	(14)	(41)	—	(55)	(41)	—		(55)	—		(27)	#
Affordable housing	—	—	—	—	—	—	—	—	—		—	—		—	—
Other	1	(1)	1	—	(1)	2	(1)	(2)		#	(3)		#	(1)	—
Total net investment income	$1	$(1)	$1	$79	$155	$2	$234	$154		#	$232		#	$76	96%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate & Other Segment  Excluding Consolidated Investment Entities

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(15)	(11)	(12)	—	(12)	(36)	(12)	3	20%	24	67%	(12)	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	8	2	1	21	2	59	23	(6)	(75)%	(36)	(61)%	(19)	(90)%
Total revenues	(7)	(9)	(11)	21	(10)	23	11	(3)	(43)%	(12)	(52)%	(31)		#
Banking and deposit interest expense	(2)	2	—	—	3	(1)	3	5	#	4	#	3	—
Total net revenues	(5)	(11)	(11)	21	(13)	24	8	(8)	#	(16)	(67)%	(34)		#

Expenses
Distribution expenses	1	—	1	—	—	2	—	(1)	#	(2)	#	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	28	45	28	24	29	54	53	1	4%	(1)	(2)%	5	21%
General and administrative expense	32	39	40	26	40	58	66	8	25%	8	14%	14	54%
Total expenses	61	84	69	50	69	114	119	8	13%	5	4%	19	38%
Pretax segment (loss)	(66)	(95)	(80)	(29)	(82)	(90)	(111)	(16)	(24)%	(21)	(23)%	(53)		#
Integration charges included in general and administrative expense (1)	—	4	—	—	5	—	5	5	—	5	—	5	—
Realized (gains) losses included in net investment income	(7)	(2)	9	(1)	(1)	(7)	(2)	6	86%	5	71%	—	—
Pretax operating (loss) (2)	$(73)	$(93)	$(71)	$(30)	$(78)	$(97)	$(108)	$(5)	(7)%	$(11)	(11)%	$(48)		#

Net Investment Income
Investment income on fixed maturities	$—	$1	$—	$3	$—	$—	$3	$—	—	$3	—	$(3)		#
Realized gains (losses)	7	2	(9)	1	1	7	2	(6)	(86)%	(5)	(71)%	—	—
Affordable housing	(7)	(7)	(5)	(3)	(5)	(13)	(8)	2	29%	5	38%	(2)	(67)%
Other	(15)	(7)	2	(1)	(8)	(30)	(9)	7	47%	21	70%	(7)		#
Total net investment income	$(15)	$(11)	$(12)	$—	$(12)	$(36)	$(12)	$3	20%	$24	67%	$(12)	—

Allocated equity	$2,081	$2,138	$2,204	$2,549	$1,523	$2,081	$1,523	(558)	(27)%	$(558)	(27)%	$(1,026)	(40)%

(1)  Integration charges incurred for acquisition of Columbia

(2)  See non-GAAP financial information on page 38.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

Second Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(35)	$(31)	$(32)	$(41)	$(41)	$(58)	$(82)	$(6)	(17)%	$(24)	(41)%	$—	—
Distribution fees	(208)	(208)	(209)	(197)	(246)	(456)	(443)	(38)	(18)%	13	3%	(49)	(25)%
Net investment income	—	(1)	—	—	—	—	—	—	—	—	—	—	—
Premiums	(8)	(6)	(7)	(6)	(7)	(13)	(13)	1	13%	—	—	(1)	(17)%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(251)	(246)	(248)	(244)	(294)	(527)	(538)	(43)	(17)%	(11)	(2)%	(50)	(20)%
Banking and deposit interest expense	—	—	(1)	—	(1)	(1)	(1)	(1)	—	—	—	(1)	—
Total net revenues	(251)	(246)	(247)	(244)	(293)	(526)	(537)	(42)	(17)%	(11)	(2)%	(49)	(20)%

Expenses
Distribution expenses	(187)	(192)	(192)	(186)	(232)	(409)	(418)	(45)	(24)%	(9)	(2)%	(46)	(25)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(64)	(54)	(55)	(58)	(61)	(117)	(119)	3	5%	(2)	(2)%	(3)	(5)%
Total expenses	(251)	(246)	(247)	(244)	(293)	(526)	(537)	(42)	(17)%	(11)	(2)%	(49)	(20)%
Pretax segment income (loss)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

Reconciliation of revenue and expense lines impacted by CIEs
Management and financial advice fees	$(35)	$(31)	$(32)	$(41)	$(41)	$(58)	$(82)	$(6)	(17)%	$(24)	(41)%	$—	—
CIEs	(1)	—	(1)	(9)	(10)	(1)	(19)	(9)	#	(18)	#	(1)	(11)%
Management and financial advice fees excluding CIEs	$(34)	$(31)	$(31)	$(32)	$(31)	$(57)	$(63)	$3	9%	$(6)	(11)%	$1	3%

General and administrative expense	$(64)	$(54)	$(55)	$(58)	$(61)	$(117)	$(119)	$3	5%	$(2)	(2)%	$(3)	(5)%
CIEs	(1)	—	(1)	(9)	(10)	(1)	(19)	(9)	#	(18)	#	(1)	(11)%
General and administrative expense excluding CIEs	$(63)	$(54)	$(54)	$(49)	$(51)	$(116)	$(100)	$12	19%	$16	14%	$(2)	(4)%

(1)  The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2010

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Second Quarter 2010

(in millions, unaudited)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010

Assets
Ameriprise Financial
Cash and cash equivalents	$4,469	$3,580	$3,097	$4,816	$3,827
Investments	34,763	36,810	36,938	35,765	36,526
Separate account assets	48,661	55,576	58,129	60,326	58,029
Receivables	4,067	4,247	4,435	4,768	4,906
Deferred acquisition costs	4,361	4,323	4,334	4,243	4,123
Restricted and segregated cash	1,655	1,718	1,452	1,532	1,272
Other assets	4,775	4,295	4,286	4,007	5,643
Total Ameriprise Financial assets	102,751	110,549	112,671	115,457	114,326

Consolidated Investment Entities
Cash and cash equivalents	75	104	181	613	570
Investments	30	37	36	5,349	5,437
Receivables	10	22	49	80	92
Other assets	344	485	833	874	685
Total Consolidated Investment Entities assets	459	648	1,099	6,916	6,784
Total Assets	$103,210	$111,197	$113,770	$122,373	$121,110

Liabilities
Ameriprise Financial
Future policy benefits and claims	$30,916	$31,042	$30,886	$30,866	$30,677
Separate account liabilities	48,661	55,576	58,129	60,326	58,029
Customer deposits	9,216	9,028	8,554	8,632	8,421
Short-term borrowings	—	—	—	—	484
Long-term debt	2,318	1,868	1,868	2,612	2,684
Accounts payable and accrued expenses	825	765	918	748	1,050
Other liabilities	2,743	3,266	3,093	2,743	3,166
Total Ameriprise Financial liabilities	94,679	101,545	103,448	105,927	104,511

Consolidated Investment Entities
Debt	117	208	381	5,502	5,296
Accounts payable and accrued expenses	8	13	28	17	21
Other liabilities	36	41	41	231	163
Total Consolidated Investment Entities liabilities	161	262	450	5,750	5,480
Total Liabilities	94,840	101,807	103,898	111,677	109,991

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	5,641	5,699	5,748	5,819	5,869
Retained earnings	4,869	5,085	5,276	5,445	5,658
Appropriated retained earnings of consolidated investment entities	—	—	—	508	620
Treasury stock	(2,021)	(2,021)	(2,023)	(2,038)	(2,259)
Accumulated other comprehensive income (loss), net of tax	(386)	279	265	367	607
Total Ameriprise Financial shareholders’ equity	8,106	9,045	9,269	10,104	10,498

Noncontrolling interests	264	345	603	592	621
Total Equity	8,370	9,390	9,872	10,696	11,119
Total Liabilities and Shareholders’ Equity	$103,210	$111,197	$113,770	$122,373	$121,110

Ameriprise Financial, Inc.

Capital and Ratings Information

Second Quarter 2010

(in millions unless otherwise noted, unaudited)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010

Long-term Debt Summary
Senior notes	$1,990	$1,540	$1,540	$2,284	$2,356
Junior subordinated notes	322	322	322	322	322
Non-recourse debt for inverse floaters	6	6	6	6	6
Total Ameriprise Financial long-term debt	2,318	1,868	1,868	2,612	2,684
Non-recourse debt of consolidated investment entities	117	208	381	5,502	5,296
Total long-term debt	$2,435	$2,076	$2,249	$8,114	$7,980

Total long-term debt	$2,435	$2,076	$2,249	$8,114	$7,980
Total non-recourse debt	(123)	(214)	(387)	(5,508)	(5,302)
Total long-term debt excluding non-recourse debt (1)	2,312	1,862	1,862	2,606	2,678
Junior subordinated notes 75% equity credit (2)	(242)	(242)	(242)	(242)	(242)
Total long-term debt excluding non-recourse debt and 75% equity credit (1)	$2,070	$1,620	$1,620	$2,364	$2,436

Total Equity	$8,370	$9,390	$9,872	$10,696	$11,119
Noncontrolling interests	(264)	(345)	(603)	(592)	(621)
Total Ameriprise Financial shareholders’ equity	8,106	9,045	9,269	10,104	10,498
Equity of consolidated investment entities	—	—	—	(482)	(596)
Total equity excluding CIEs (1)	$8,106	$9,045	$9,269	$9,622	$9,902

Total Ameriprise Financial capital	10,424	10,913	11,137	12,716	13,182
Total capital excluding non-recourse debt and equity of CIEs (1)	10,418	10,907	11,131	12,228	12,580

Debt to capital
Debt to total capital of Ameriprise Financial	22.2%	17.1%	16.8%	20.5%	20.4%
Debt to total capital excluding non-recourse debt and equity of CIEs (1)	22.2%	17.1%	16.7%	21.3%	21.3%
Debt to total capital excluding non-recourse debt and equity of CIEs and 75% equity credit (1)	19.9%	14.9%	14.6%	19.3%	19.4%

Ratings (as of June 30, 2010 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1) See non-GAAP financial information on page 38.

(2) The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

(3) For the most current ratings information, please see the individual rating agency’s website.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Second Quarter 2010

(in millions unless otherwise noted, unaudited)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010
Cash and cash equivalents	$4,469	$3,580	$3,097	$4,816	$3,827

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	15,016	16,487	16,123	15,629	16,078

Residential mortgage backed securities	7,434	8,049	7,770	7,317	7,473
Commercial mortgage backed securities	4,056	4,373	4,613	4,467	4,681
Asset backed securities	1,909	1,846	1,994	1,968	1,966
Total mortgage and other asset backed securities	13,399	14,268	14,377	13,752	14,120

Other structured investments	49	55	58	—	—
State and municipal obligations	1,089	1,322	1,417	1,569	1,608
US government and agencies obligations	185	312	387	229	178
Foreign government bonds and obligations	106	109	108	108	110
Common and preferred stocks	39	48	43	50	48
Other AFS	28	24	33	77	74
Total other	1,496	1,870	2,046	2,033	2,018
Total available-for-sale securities	29,911	32,625	32,546	31,414	32,216

Commercial mortgage loans	2,786	2,735	2,695	2,682	2,670
Allowance for loan losses	(28)	(29)	(32)	(39)	(39)
Commercial mortgage loans, net	2,758	2,706	2,663	2,643	2,631

Policy loans	715	719	720	720	725
Trading securities	874	276	556	544	547
Other investments	505	484	453	444	407
Total investments	34,763	36,810	36,938	35,765	36,526

Total cash, cash equivalents and investments	$39,232	$40,390	$40,035	$40,581	$40,353

Net unrealized gain (loss) Available-for-Sale Securities	$(577)	$799	$686	$1,031	$1,581

AFS Fixed Maturity Asset Quality - %
AAA	42%	41%	41%	41%	41%
AA	4%	4%	5%	5%	6%
AFS securities AA and above	46%	45%	46%	46%	47%
A	13%	16%	15%	15%	14%
BBB	34%	33%	33%	34%	34%
Below investment grade	7%	6%	6%	5%	5%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade as a % of Total cash and investments	7%	6%	5%	5%	5%

(1)    Investments excluding investments of CIEs

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Effective January 1, 2010, in accordance with the adoption of a new accounting standard, the Company consolidated $5.8 billion of client assets and $6.1 billion of liabilities in variable interest entities ("VIEs").  Prior to adoption, the Company consolidated certain property funds and hedge funds (Consolidated Managed Funds). These entities and the VIEs are defined as Consolidated Investment Entities (“CIEs”).

This report contains certain non-GAAP measures, which our management views as important indicators of financial performance. These non-GAAP measures include:

• Ameriprise Financial's shareholders' equity excluding AOCI;

• Ameriprise Financial's shareholders' equity excluding CIEs;

• Ameriprise Financial's shareholders' equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Debt to total capital excluding non-recourse debt and equity of CIEs;

• Debt to total capital excluding non-recourse debt and equity of CIEs and 75% equity credit;

• Operating earnings per diluted share;

• Operating earnings;

• Operating margin;

• Operating return on allocated equity;

• Operating return on equity excluding AOCI;

• Operating total net revenues;

• Pretax income (loss) excluding CIEs;

• Pretax operating earnings (loss);

• Pretax operating margin;

• Return on allocated equity;

• Return on equity excluding AOCI;

• Total capital excluding non-recourse debt and equity of CIEs;

• Total equity excluding CIEs;

• Total long-term debt excluding non-recourse debt;

• Total long-term debt excluding non-recourse debt and 75% equity credit;

Management believes that the presentation of these non-GAAP financial measures better reflects the underlying performance of our 2010 and 2009 core operations and facilitates a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors.  Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 48 - 52.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage and banking services, primarily to retail clients through our financial advisors. Our affiliated financial advisors utilize a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (distribution fees) for distributing non-proprietary products and earns intersegment revenues (distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Columbia Management Investment Advisors, formerly known as RiverSource Investments, predominantly provides U.S. domestic products and services and Threadneedle Asset Management Holdings Sàrl (Threadneedle) predominantly provides international investment products and services. U.S. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through unaffiliated advisors. International retail products are primarily distributed through third parties. Retail products include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes, separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides variable and fixed annuity products of RiverSource Life companies to retail clients primarily distributed through our affiliated financial advisors and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our branded advisors. Our property-casualty products are sold direct, primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Funds and Columbia Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues from various investments as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss) is based on management’s best estimate of capital required by the business, and may include capital for contingences.  Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries.  For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments.

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total Ameriprise Financial shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Debt to Total Capital Ratio - A ratio comprised of total long-term debt divided by Ameriprise Financial capital. We also present debt to capital ratios excluding non-recourse debt and equity of consolidated investment entities and a 75% equity credit for our junior subordinated debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in force - The total amount of all life insurance death benefits currently insured by our company.

Managed Assets External Client - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource, Seligman and Columbia families of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Assets Owned - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance in force less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income (Loss) Margin - A ratio representing net income as a percentage of total net revenues.

Operating Earnings - Net income attributable to Ameriprise Financial less integration charges, net of tax, and realized gains, net of tax, plus realized losses, net of tax.

Operating Return on Allocated Equity - Calculated using operating earnings for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Operating Revenues - Total net revenues less realized gains plus realized losses.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) before net income (loss) attributable to noncontrolling interests and income tax provision (benefit).

Pretax Segment Margin or Pretax Income (Loss) Margin - A ratio representing pretax income (loss) or pretax segment income (loss) as a percentage of total net revenues.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses), plus integration charges.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of total operating net revenues.

Return on Allocated Equity - Calculated using net income (loss) subject to statutory tax rate of 35% for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America, Inc. (“SAI”) is a registered broker-dealer and an insurance agency.

Separate Account - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Third Party Distribution - Distribution of RiverSource and Columbia products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Capital - Total Ameriprise Financial shareholders’ equity plus total long-term debt. Total capital is also presented excluding non-recourse debt and CIEs.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisors, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Second Quarter 2010

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management	Annuities	Protection	Corporate
	Securities	Integration	Integration	Securities	Securities	Securities	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	1	—	—	4	1	1	—	155
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	46
Total revenues	1	—	—	4	1	1	—	201
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	1	—	—	4	1	1	—	201

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	45
General and administrative expense	—	4	48	—	—	—	5	17
Total expenses	—	4	48	—	—	—	5	62
Pretax segment income (loss)	1	(4)	(48)	4	1	1	(5)	139
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	—	139
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$1	$(4)	$(48)	$4	$1	$1	$(5)	$—

Included in Operating Earnings

	Annuities				Protection			Corporate
	VA	Market			Market
	Guarantee	Impacts	Implementation	DAC/DSIC Model	Impacts	Implementation	DAC/DSIC Model	RiverSource
(in millions, unaudited)	Impacts (4)	to DAC/DSIC (5)	of EPN (6)	Updates (7)	to DAC/DSIC (5)	of EPN (6)	Updates (7)	2a-7 Fund (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(64)	6	17	(5)	—	—	—	—
Amortization of deferred acquisition costs	39	29	(11)	(21)	4	(6)	(7)	—
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	8
Total expenses	(25)	35	6	(26)	4	(6)	(7)	8
Pretax segment income (loss)	25	(35)	(6)	26	(4)	6	7	(8)
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$25	$(35)	$(6)	$26	$(4)	$6	$7	$(8)

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Non-recurring integration charges related to H&R Block Financial Advisors and Columbia Management acquisitions
(3)	Reflects revenues and expenses of Consolidated Investment Entities
(4)	Variable annuity guarantee impacts include:
$ 74 million net benefit related to hedged variable annuity living benefits
$ 49 million increase in DAC and DSIC amortization resulting from hedged living benefits offset
(5)	Increase in DAC and DSIC amortization from lower period ending account values
(6)	Increase / (decrease) in expense related to the implementation of Enhanced Portfolio Navigator (EPN)
(7)	Revisions to certain calculations in the valuation of DAC and DSIC
(8)	Expenses to support $1 Net Asset Value of RiverSource money market funds

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management		Annuities	Protection	Corporate
	Securities	Integration	Securities	Integration	Securities	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(1)	—	1	—	3	1	1	79
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	57
Total revenues	(1)	—	1	—	3	1	1	136
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(1)	—	1	—	3	1	1	136

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	40
General and administrative expense	—	2	—	5	—	—	—	14
Total expenses	—	2	—	5	—	—	—	54
Pretax segment income (loss)	(1)	(2)	1	(5)	3	1	1	82
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	—	82
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(1)	$(2)	$1	$(5)	$3	$1	$1	$—

Included in Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities	Corporate
	Reserve	Threadneedle	VA Cash	Reserve
(in millions, unaudited)	Fund (4)	Valuation (5)	Impact (6)	Fund (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	2	—	(5)	—
Premiums	—	—	—	—
Other revenues	—	—	—	20
Total revenues	2	—	(5)	20
Banking and deposit interest expense	—	—	—	—
Total net revenues	2	—	(5)	20

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	27	—	—
Total expenses	—	27	—	—
Pretax segment income (loss)	2	(27)	(5)	20
Less: Net loss attributable to noncontrolling interest	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$2	$(27)	$(5)	$20

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Non-recurring integration charges related to H&R Block Financial Advisors and Columbia Management acquisitions
(3)	Reflects revenues and expenses of Consolidated Investment Entities
(4)	Benefit from payments by the Reserve Fund
(5)	Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program
(6)	Impact from raising cash in preparation for the introduction of enhanced variable annuity features

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2009

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management	Annuities	Protection	Corporate
	Securities	Integration	Integration	Securities	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	(2)	—	—	16	13	(9)	1
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	43
Total revenues	(2)	—	—	16	13	(9)	44
Banking and deposit interest expense	—	—	—	—	—	—	3
Total net revenues	(2)	—	—	16	13	(9)	41

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	15	7	—	—	—	4
Total expenses	—	15	7	—	—	—	4
Pretax segment income (loss)	(2)	(15)	(7)	16	13	(9)	37
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	37
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(2)	$(15)	$(7)	$16	$13	$(9)	$—

Included in Operating Earnings

	Asset Management	Annuities		Protection		Corporate
	Hedge Fund	VA	Market	Market
	Performance	Guarantee	Impacts	Impacts	Reserve	Legal
(in millions, unaudited)	Fees (4)	Impacts (5)	to DAC/DSIC (6)	to DAC/DSIC (6)	Increase (7)	Expenses (8)
Revenues
Management and financial advice fees	*	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	5	—	—	14	—
Amortization of deferred acquisition costs	—	—	(3)	(1)	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	*	—	—	—	—	19
Total expenses	—	5	(3)	(1)	14	19
Pretax segment income (loss)	—	(5)	3	1	(14)	(19)
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$30	$(5)	$3	$1	$(14)	$(19)

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Non-recurring integration charges related to J. & W. Seligman & Co., H&R Block Financial Advisors and Columbia Management acquisitions
(3)	Reflects revenues and expenses of Consolidated Investment Entities
(4)	The company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net PTI impact
(5)	Variable annuity guarantee impacts include:
$ 3 million net expense related to hedged variable annuity living benefits
$ 2 million increase in death and income benefit expenses due to higher equity market valuations
(6)	Decrease in DAC and DSIC amortization from higher period ending account values
(7)	Increase in VUL/UL reserves related to modeling assumptions
(8)	Increase in legal expenses related to a previously disclosed client mediation

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2009

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management	Protection	Corporate
	Securities	Integration	Integration	Securities	Securities	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	5	—	—	7	2	—	(1)
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	4
Total revenues	5	—	—	7	2	—	3
Banking and deposit interest expense	—	—	—	—	—	—	1
Total net revenues	5	—	—	7	2	—	2

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	21	7	—	—	4	2
Total expenses	—	21	7	—	—	4	2
Pretax segment income (loss)	5	(21)	(7)	7	2	(4)	—
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$5	$(21)	$(7)	$7	$2	$(4)	$—

Included in Operating Earnings

	Asset Management	Annuities			Protection		Corporate
		VA	Market		Market
	Legal	Guarantee	Impacts	Valuation	Impacts	Valuation	Debt Retirement	RiverSource
(in millions, unaudited)	Expenses (4)	Impacts (5)	to DAC/DSIC (6)	Assumptions (7)	to DAC/DSIC (6)	Assumptions (7)	Costs (8)	2a-7 Fund (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(65)	—	—
Total revenues	—	—	—	—	—	(65)	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	(65)	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	52	(4)	(47)	—	(33)	—	—
Amortization of deferred acquisition costs	—	(53)	(22)	(64)	(1)	(55)	—	—
Interest and debt expense	—	—	—	—	—	—	13	—
General and administrative expense	10	—	—	—	—	—	—	10
Total expenses	10	(1)	(26)	(111)	(1)	(88)	13	10
Pretax segment income (loss)	(10)	1	26	111	1	23	(13)	(10)
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(10)	$1	$26	$111	$1	$23	$(13)	$(10)

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Non-recurring integration charges related to J. & W. Seligman & Co., H&R Block Financial Advisors and Columbia Management acquisitions
(3)	Reflects revenues and expenses of Consolidated Investment Entities
(4)	Increase in legal expenses related to a previously disclosed client mediation
(5)	Variable annuity guarantee impacts include:
$ 66 million net expense related to hedged variable annuity living benefits
$ 63 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset
$ 4 million decrease in death and income benefit expenses due to higher equity market valuations
(6)	Decrease in DAC and DSIC amortization from higher period ending account values and from the impact of variable annuity living benefit costs, net of hedges
(7)	Net impact of annual review/updating of valuation assumptions
(8)	Costs related to the early retirement of $450 million of the company’s notes due in 2010
(9)	Expenses to support $1 Net Asset Value of RiverSource money market funds

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2009

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management	Annuities	Protection	Corporate
	Securities	Integration	Integration	Securities	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	(8)	—	—	8	(1)	7	1
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	(7)
Total revenues	(8)	—	—	8	(1)	7	(6)
Banking and deposit interest expense	—	—	—	—	—	—	1
Total net revenues	(8)	—	—	8	(1)	7	(7)

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	16	9	—	—	—	1
Total expenses	—	16	9	—	—	—	1
Pretax segment income (loss)	(8)	(16)	(9)	8	(1)	7	(8)
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	(8)
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(8)	$(16)	$(9)	$8	$(1)	$7	$—

Included in Operating Earnings

	Asset Management	Annuities		Protection	Corporate
		VA	Market	Market		Junior
	Legal	Guarantee	Impacts	Impacts	Legal	Subordinated Notes
(in millions, unaudited)	Expenses (4)	Impacts (5)	to DAC/DSIC (6)	to DAC/DSIC (6)	Expenses (4)	Repurchase (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	8
Total revenues	—	—	—	—	—	8
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	8

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	291	(6)	—	—	—
Amortization of deferred acquisition costs	—	(206)	(33)	(6)	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	16	—	—	—	7	—
Total expenses	16	85	(39)	(6)	7	—
Pretax segment income (loss)	(16)	(85)	39	6	(7)	8
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(16)	$(85)	$39	$6	$(7)	$8

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Non-recurring integration charges related to J. & W. Seligman & Co. and H&R Block Financial Advisors acquisitions
(3)	Reflects revenues and expenses of Consolidated Investment Entities
(4)	Increase in legal expenses related to a previously disclosed client mediation
(5)	Variable annuity guarantee impacts include:
$ 360 million net expense related to hedged variable annuity living benefits
$ 255 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset
$ 20 million decrease in death and income benefit expenses due to higher equity market valuations
(6)	Decrease in DAC and DSIC amortization from higher period ending account values
(7)	Gain on the repurchase of certain junior subordinated notes

Exhibit B

Statistical Supplement Package

(unaudited)

Second Quarter 2010

GAAP Excluding Consolidated Investment Entities Reconciliation Tables

Ameriprise Financial, Inc.

Reconciliation for Revenues Excluding CIEs

Second Quarter 2010

						Year-to-Date
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010
Revenues
Management and financial advice fees	$606	$689	$855	$774	$955	$1,160	$1,729
CIEs	(1)	—	(1)	(9)	(10)	(1)	(19)
Management and financial advice fees excluding CIEs	$607	$689	$856	$783	$965	$1,161	$1,748

Distribution fees	$351	$367	$391	$391	$453	$662	$844
CIEs	—	—	—	—	—	—	—
Distribution fees excluding CIEs	$351	$367	$391	$391	$453	$662	$844

Net investment income	$511	$538	$535	$590	$654	$929	$1,244
CIEs	1	(1)	1	79	155	2	234
Net investment income excluding CIEs	$510	$539	$534	$511	$499	$927	$1,010

Premiums	$269	$276	$287	$282	$299	$535	$581
CIEs	—	—	—	—	—	—	—
Premiums excluding CIEs	$269	$276	$287	$282	$299	$535	$581

Other revenues	$175	$109	$229	$255	$236	$384	$491
CIEs	(7)	4	43	57	46	(19)	103
Other revenues excluding CIEs	$182	$105	$186	$198	$190	$403	$388

Total revenues	$1,912	$1,979	$2,297	$2,292	$2,597	$3,670	$4,889
CIEs	(7)	3	43	127	191	(18)	318
Total revenues excluding CIEs	$1,919	$1,976	$2,254	$2,165	$2,406	$3,688	$4,571

Banking and deposit interest expense	$38	$33	$28	$21	$20	$80	$41
CIEs	1	1	3	—	—	2	—
Banking and deposit interest expense excluding CIEs	$37	$32	$25	$21	$20	$78	$41

Total net revenues	$1,874	$1,946	$2,269	$2,271	$2,577	$3,590	$4,848
CIEs	(8)	2	40	127	191	(20)	318
Total net revenues excluding CIEs	$1,882	$1,944	$2,229	$2,144	$2,386	$3,610	$4,530

Ameriprise Financial, Inc.

Reconciliation for Expenses and Net Income Attributable to Ameriprise Financial Excluding CIEs

Second Quarter 2010

						Year-to-Date
(in millions unless otherwise noted, unaudited)	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	2009	2010

Expenses
Distribution expenses	$432	$462	$504	$525	$621	$816	$1,146
CIEs	—	—	—	—	—	—	—
Distribution expenses excluding CIEs	$432	$462	$504	$525	$621	$816	$1,146

Interest credited to fixed accounts	$237	$232	$229	$228	$231	$442	$459
CIEs	—	—	—	—	—	—	—
Interest credited to fixed accounts excluding CIEs	$237	$232	$229	$228	$231	$442	$459

Benefits, claims, losses and settlement expenses	$587	$306	$349	$354	$298	$687	$652
CIEs	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses excluding CIEs	$587	$306	$349	$354	$298	$687	$652

Amortization of deferred acquisition costs	$(125)	$(64)	$120	$118	$171	$161	$289
CIEs	—	—	—	—	—	—	—
Amortization of deferred acquisition costs excluding CIEs	$(125)	$(64)	$120	$118	$171	$161	$289

Interest and debt expense	$28	$45	$28	$64	$74	$54	$138
CIEs	—	—	—	40	45	—	85
Interest and debt expense excluding CIEs	$28	$45	$28	$24	$29	$54	$53

General and administrative expense	$600	$625	$708	$621	$716	$1,181	$1,337
CIEs	—	2	3	5	7	2	12
General and administrative expense excluding CIEs	$600	$623	$705	$616	$709	$1,179	$1,325

Total expenses	$1,759	$1,606	$1,938	$1,910	$2,111	$3,341	$4,021
CIEs	—	2	3	45	52	2	97
Total expenses excluding CIEs	$1,759	$1,604	$1,935	$1,865	$2,059	$3,339	$3,924

Pretax income	$115	$340	$331	$361	$466	$249	$827
CIEs	(8)	—	37	82	139	(22)	221
Pretax income excluding CIEs	$123	$340	$294	$279	$327	$271	$606

Income tax provision	$28	$80	$57	$65	$68	$46	$133
CIEs	—	—	—	—	—	—	—
Income tax provision excluding CIEs	$28	$80	$57	$65	$68	$46	$133

Net income	$87	$260	$274	$296	$398	$203	$694
CIEs	(8)	—	37	82	139	(22)	221
Net income excluding CIEs	$95	$260	$237	$214	$259	$225	$473

Net income (loss) attributable to noncontrolling interests	$(8)	$—	$37	$82	$139	$(22)	$221
CIEs	(8)	—	37	82	139	(22)	221
Net income (loss) attributable to noncontrolling interests excluding CIEs	$—	$—	$—	$—	$—	$—	$—

Net income attributable to Ameriprise Financial	$95	$260	$237	$214	$259	$225	$473
CIEs	—	—	—	—	—	—	—
Net income attributable to Ameriprise Financial excluding CIEs	$95	$260	$237	$214	$259	$225	$473

Exhibit C

Statistical Supplement Package

(unaudited)

Second Quarter 2010

Reconciliation  of GAAP Metrics to Operating Metrics

Ameriprise Financial, Inc.

Reconciliation of Consolidated GAAP Metrics to Operating Metrics

Second Quarter 2010

	2 Qtr 2009			3 Qtr 2009			4 Qtr 2009			1 Qtr 2010			2 Qtr 2010
		Less:			Less:			Less:			Less:			Less:
(in millions unless otherwise noted, unaudited)	GAAP	Adjustments (1)	Operating	GAAP	Adjustments (1)	Operating	GAAP	Adjustments (1)	Operating	GAAP	Adjustments (1)	Operating	GAAP	Adjustments (1)	Operating

Revenues
Management and financial advice fees	$606	$(1)	$607	$689	$—	$689	$855	$(1)	$856	$774	$(9)	$783	$955	$(10)	$965
Distribution fees	351	—	351	367	—	367	391	—	391	391	—	391	453	—	453
Net investment income	511	7	504	538	13	525	535	19	516	590	84	506	654	162	492
Premiums	269	—	269	276	—	276	287	—	287	282	—	282	299	—	299
Other revenues	175	(7)	182	109	4	105	229	43	186	255	57	198	236	46	190
Total revenues	1,912	(1)	1,913	1,979	17	1,962	2,297	61	2,236	2,292	132	2,160	2,597	198	2,399
Banking and deposit interest expense	38	1	37	33	1	32	28	3	25	21	—	21	20	—	20
Total net revenues	1,874	(2)	1,876	1,946	16	1,930	2,269	58	2,211	2,271	132	2,139	2,577	198	2,379

Expenses
Distribution expenses	432	—	432	462	—	462	504	—	504	525	—	525	621	—	621
Interest credited to fixed accounts	237	—	237	232	—	232	229	—	229	228	—	228	231	—	231
Benefits, claims, losses and settlement expenses	587	—	587	306	—	306	349	—	349	354	—	354	298	—	298
Amortization of deferred acquisition costs	(125)	—	(125)	(64)	—	(64)	120	—	120	118	—	118	171	—	171
Interest and debt expense	28	—	28	45	—	45	28	—	28	64	40	24	74	45	29
General and administrative expense	600	25	575	625	34	591	708	25	683	621	12	609	716	64	652
Total expenses	1,759	25	1,734	1,606	34	1,572	1,938	25	1,913	1,910	52	1,858	2,111	109	2,002

Pretax income	115	(27)	142	340	(18)	358	331	33	298	361	80	281	466	89	377
Income tax provision	28	(7)	35	80	(6)	86	57	(1)	58	65	(1)	66	68	(18)	86
Net income	87	(20)	107	260	(12)	272	274	34	240	296	81	215	398	107	291
Less: Net income (loss) attributable to noncontrolling interests	(8)	(8)	—	—	—	—	37	37	—	82	82	—	139	139	—
Net income attributable to Ameriprise Financial	$95	$(12)	$107	$260	$(12)	$272	$237	$(3)	$240	$214	$(1)	$215	$259	$(32)	$291

Metrics
Basic earnings per share	$0.41		$0.47	$1.00		$1.05	$0.92		$0.93	$0.82		$0.83	$0.99		$1.11
Earnings per diluted share	$0.41		$0.47	$1.00		$1.04	$0.90		$0.91	$0.81		$0.81	$0.98		$1.10
Earnings per diluted share growth	(55.9)%		(53.0)%	NM		70.5%	NM		NM	39.7%		35.0%	139.0%		134.0%

Net revenue growth	(4.5)%		(5.9)%	19.7%		(1.4)%	70.0%		24.7%	32.3%		24.9%	37.5%		26.8%
Return on equity excluding AOCI (2)	(2.8)%		3.7%	1.5%		5.3%	8.8%		9.2%	9.3%		9.7%	10.6%		11.4%
Pretax margin	6.1%		7.5%	17.5%		18.4%	14.6%		13.4%	15.9%		13.1%	18.1%		15.8%
Margin	5.1%		5.7%	13.4%		14.1%	10.4%		10.9%	9.4%		10.1%	10.1%		12.2%

(1)             Includes the elimination of management fees earned by the Company from the consolidated investment entities and the related expense, the revenues and expenses of the consolidated investment entities, net realized gains/losses and integration charges.

(2)             Return on equity is calculated using the trailing twelve months income in the numerator and shareholders’ equity less accumulated other comprehensive income, calculated using a five point average of quarter-end equity in the denominator.

Ameriprise Financial, Inc.

Reconciliation of Consolidated GAAP Metrics to Operating Metrics

Second Quarter 2010

	Year-to-Date 2009			Year-to-Date 2010
(in millions unless otherwise noted, unaudited)	GAAP	Less: Adjustments (1)	Operating	GAAP	Less: Adjustments (1)	Operating

Revenues
Management and financial advice fees	$1,160	$(1)	$1,161	$1,729	$(19)	$1,748
Distribution fees	662	—	662	844	—	844
Net investment income	929	23	906	1,244	246	998
Premiums	535	—	535	581	—	581
Other revenues	384	(19)	403	491	103	388
Total revenues	3,670	3	3,667	4,889	330	4,559
Banking and deposit interest expense	80	2	78	41	—	41
Total net revenues	3,590	1	3,589	4,848	330	4,518

Expenses
Distribution expenses	816	—	816	1,146	—	1,146
Interest credited to fixed accounts	442	—	442	459	—	459
Benefits, claims, losses and settlement expenses	687	—	687	652	—	652
Amortization of deferred acquisition costs	161	—	161	289	—	289
Interest and debt expense	54	—	54	138	85	53
General and administrative expense	1,181	46	1,135	1,337	76	1,261
Total expenses	3,341	46	3,295	4,021	161	3,860

Pretax income	249	(45)	294	827	169	658
Income tax provision	46	(8)	54	133	(19)	152
Net income	203	(37)	240	694	188	506
Less: Net income (loss) attributable to noncontrolling interests	(22)	(22)	—	221	221	—
Net income attributable to Ameriprise Financial	$225	$(15)	$240	$473	$(33)	$506

Metrics
Basic earnings per share	$1.00		$1.06	$1.81		$1.94
Earnings per diluted share	$0.99		$1.06	$1.78		$1.91
Earnings per diluted share growth	(43.4)%		(44.2)%	79.8%		80.2%

Net revenue growth	(9.2)%		(10.6)%	35.0%		25.9%
Return on equity excluding AOCI (2)	(2.8)%		3.7%	10.6%		11.4%
Pretax margin	6.9%		8.1%	17.1%		14.5%
Margin	6.3%		6.7%	9.8%		11.2%

(1) Includes the elimination of management fees earned by the Company from the consolidated investment entities and the related expense, the revenues and expenses of the consolidated investment entities, net realized gains/losses and integration charges.

(2) Return on equity is calculated using the trailing twelve months income in the numerator and shareholders’ equity less accumulated other comprehensive income, calculated using a five point average of quarter-end equity in the denominator.